                                                                    EXHIBIT 10.1
                                                                    ------------

                                                      [COMPOSITE CONFORMED COPY]

================================================================================


                              PURCHASE AGREEMENT


                         DATED AS OF DECEMBER 9, 1996


                                   REGARDING


                     SERIES D CONVERTIBLE PREFERRED STOCK


                                      AND


                       WARRANTS TO PURCHASE COMMON STOCK

                                      OF

                                 CHATCOM, INC.


================================================================================

                               TABLE OF CONTENTS
                               -----------------


                                                                  Page
SECTION 1.      SALE AND PURCHASE OF CONVERTIBLE
                PREFERRED STOCK AND WARRANTS.....................  1

SECTION 2.      THE CLOSING......................................  1

SECTION 3.      DEFINITIONS......................................  2

SECTION 4.      REPRESENTATIONS AND WARRANTIES
                OF THE COMPANY...................................  9
      4.1.      Corporate Existence, Power and Authority.........  9
      4.2.      Stock Ownership..................................  9
      4.3.      Subsidiaries..................................... 10
      4.4.      Business......................................... 10
      4.5.      No Conflicts or Defaults......................... 10
      4.6.      Financial Statements; Other Information.......... 11
      4.7.      Litigation....................................... 11
      4.8.      Taxes............................................ 11
      4.9.      ERISA............................................ 12
      4.10.     Legal Compliance................................. 12
      4.11.     Permits and Approvals............................ 12
      4.12.     Patents, Trademarks and Other Rights............. 12
      4.13.     Status Under Certain Statutes.................... 13
      4.14.     Key Employees.................................... 13
      4.15.     Properties....................................... 13
      4.16.     Offering of Preferred Stock and Warrants......... 13
      4.17.     No Margin Violation.............................. 13

SECTION 5.      REPRESENTATIONS AND COVENANTS
                OF THE PURCHASERS................................ 13
      5.1.      Legal Power...................................... 14
      5.2.      Due Execution.................................... 14
      5.3.      Investment Intent................................ 14
      5.4.      Unregistered Securities; Legends................. 14
      5.5.      Economic Risk.................................... 15
      5.6.      Restricted Securities............................ 15
      5.7.      Address.......................................... 15

SECTION 6.      OPTIONAL REDEMPTION; CONVERSION.................. 15
      6.1.      Conversion....................................... 15
      6.2.      Delivery of Stock Certificates; Time
                Conversion Effective............................. 16
      6.3.      Payment of Dividends Upon Conversion............. 17


      6.4.      Adjustment of Exercise Price, Floor Price and
                Cap Price........................................ 17
      6.5.      Company's Consolidation or Merger................ 21
      6.6.      No Fractional Shares to be Issued................ 22
      6.7.      Taxes on Conversion.............................. 22
      6.8.      Notice to Holders of Preferred Stock or
                Warrants......................................... 22
      6.9.      Optional Redemption.............................. 23

SECTION 7.      AFFIRMATIVE COVENANTS............................ 23
      7.1.      Use of Proceeds.................................. 23
      7.2.      Financial Information............................ 23
      7.3.      [Intentionally Omitted].......................... 23
      7.4.      Inspection....................................... 23
      7.5.      Maintenance of Existence, Properties and
                Franchises; Compliance with Law; Taxes;
                Insurance........................................ 24
      7.6.      Office for Exchange and Registration............. 24
      7.7.      Notices.......................................... 25
      7.8.      Reservation and Validity of Conversion Shares.... 25
      7.9.      Listing of Conversion Shares..................... 25
      7.10.     Securities Exchange Act Registration............. 25
      7.11.     Fiscal Year...................................... 25

SECTION 8.      NEGATIVE COVENANTS............................... 25
      8.1.      Restricted Payments; Investments................. 25
      8.2.      Sale of Substantial Portion of Assets............ 26
      8.3.      No Change in Business; Subsidiary Assets......... 26
      8.4.      Maintenance of Public Market..................... 26
      8.5.      Indebtedness..................................... 26
      8.6.      Liens............................................ 26
      8.7.      Stock Options.................................... 27

SECTION 9.      CONDITIONS TO THE COMPANY'S OBLIGATIONS.......... 27
      9.1.      Accuracy of Representations and Warranties....... 27
      9.2.      Purchase of all Preferred Stock and Warrants..... 28

SECTION 10.     CONDITIONS TO PURCHASERS' OBLIGATIONS............ 28
      10.1.     Accuracy of Representations and Warranties; No
                Noncompliance.................................... 28
      10.2.     Officers' Certificate............................ 28
      10.3.     Closing with Other Purchasers.................... 28
      10.4.     Proceedings...................................... 28
      10.5.     Opinion of Company Counsel....................... 28
      10.6.     Other Documents and Opinions..................... 28


SECTION 11.     AMENDMENT AND WAIVER............................. 29

SECTION 12.     EXCHANGE OF PREFERRED STOCK AND WARRANTS;
                CANCELLATION OF SURRENDERED PREFERRED STOCK AND
                WARRANTS......................................... 29

SECTION 13.     REPLACEMENT OF PREFERRED STOCK CERTIFICATES AND
                WARRANTS......................................... 30

SECTION 14.     EVENTS OF NONCOMPLIANCE.......................... 30

SECTION 15.     REMEDIES......................................... 32

SECTION 16.     RESTRICTIONS ON TRANSFER......................... 32

SECTION 17.     REGISTRATION RIGHTS.............................. 33
      17.1.     Registration at the Request of Holders........... 33
      17.2.     Piggyback Rights................................. 35
      17.3.     Expenses......................................... 36
      17.4.     Procedures....................................... 36
      17.5.     Provision of Documents........................... 38
      17.6.     Indemnification.................................. 38
      17.7.     Denial of Registration Rights.................... 39

SECTION 18.     CERTAIN FEES AND EXPENSES........................ 40

SECTION 19.     HOME OFFICE PAYMENTS............................. 40

SECTION 20.     NOTICES.......................................... 41

SECTION 21.     MISCELLANEOUS.................................... 41
      21.1.     Entire Agreement................................. 41
      21.2.     Survival......................................... 41
      21.3.     Counterparts..................................... 42
      21.4.     Headings......................................... 42
      21.5.     Binding Effect and Assignment.................... 42
      21.6.     Severability..................................... 42
      21.7.     Governing Law.................................... 42
      21.8.     Jurisdiction and Venue........................... 43


EXHIBITS:
--------

     EXHIBIT A - Convertible Preferred Stock and Warrants Purchased by each
                 Purchaser
     EXHIBIT B - Forms of Convertible Preferred Stock and Warrant
     EXHIBIT C - Other Warrants; Options
     EXHIBIT D - Disclosure Schedule
     EXHIBIT E - Liens
     EXHIBIT F - Form of Opinion of Company Counsel

To the Purchasers listed on the
Signature Pages of this Agreement:

Gentlemen:

          CHATCOM, INC., a California corporation (the "Company"), hereby agrees
                                                        -------
with you as of December 9, 1996 as follows:

     SECTION 1.  SALE AND PURCHASE OF CONVERTIBLE
                 PREFERRED STOCK AND WARRANTS

          (a) The Company agrees to sell to you and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein or made pursuant hereto, you severally and not jointly agree to purchase from the Company on the Closing Date specified in Section 2 hereof, the number of shares of Series D Convertible Preferred Stock set forth opposite your respective names on Exhibit A hereto, at a purchase price equal to
                                  ---------
$1,000.00 per share, and a Warrant or Warrants to purchase the number of shares of the Company's Common Stock, no par value, set forth opposite your respective names on said Exhibit A, at a purchase price equal to the aggregate number of
              ---------
shares of Common Stock set forth opposite your respective names on said Exhibit
                                                                        -------
A multiplied by $.01.
-

          (b) As used herein, "Preferred Stock" means the aggregate of up to
                               ---------------
2,496 shares of the Company's Series D Convertible Preferred Stock, together with all Preferred Stock issued in exchange therefor or replacement thereof.
The Preferred Stock is convertible into shares of the Company's Common Stock, no par value, at the conversion price specified in Section 6 hereof. Dividends on the Preferred Stock shall be payable without further declaration by the Company's Board of Directors semi-annually on May 15 and November 15 of each year, commencing May 15, 1997. The form of Preferred Stock is attached hereto as Exhibit B-1. As used herein, "Warrants" mean Stock Purchase Warrants to
   -----------                    --------
purchase an aggregate of up to 400,000 shares of the Company's Common Stock, no par value, together with all Warrants issued in exchange therefor or replacement thereof. The Warrants are exercisable into shares of the Company's Common Stock, no par value, at the exercise prices specified in Section 6 hereof. The form of Warrants is attached hereto as Exhibit B-2.
                                       -----------

     SECTION 2.  THE CLOSING

          (a) The closing (the "Closing") of the purchase and sale of the
                                -------
Preferred Stock and Warrants will take place at the offices of Moses & Singer LLP, 1301 Avenue of the Americas, New York, New York, at 1:00 P.M., New York time, on December 9, 1996 or such other place, time and date as shall be mutually agreed to by the Company and the Purchasers. Such time and date is herein referred to as the "Closing Date".
                           ------------

          (b) On the Closing Date, the Company will deliver to each Purchaser a certificate or certificates evidencing Preferred Stock, substantially in the form of Exhibit B-1 hereto and dated the Closing Date, for the number of shares
        -----------
of Preferred Stock set forth opposite such Purchaser's name on Exhibit A hereto
                                                               ---------
and a Warrant or Warrants, substantially in the form of Exhibit B-2 hereto and
                                                        -----------
dated the Closing Date, to purchase the number of shares of the Company's Common Stock, no par value, set forth opposite such Purchaser's name on Exhibit A
                                                                 ---------
hereto, against delivery by such Purchaser to the Company of a wire transfer in an amount equal to the aggregate of the purchase prices for such Purchaser's Preferred Stock and Warrant or Warrants specified in Section 1(a) hereof payable to the order of the Company in immediately available funds.

     SECTION 3.  DEFINITIONS

          For purposes of this Agreement, the Preferred Stock and the Warrants, the following definitions shall apply unless the context otherwise requires (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

          "Additional Common Stock" has the meaning set forth in Section 6.4(c)
           -----------------------
hereof.

          "Affiliate", when used with respect to any Person, means (i) if such
           ---------
Person is a corporation, any officer or director thereof and any Person (other than any Purchaser) which is, directly or indirectly, the beneficial owner of more than 10% of any class of any equity security (as defined in the Securities Exchange Act) thereof, and, if such beneficial owner is a partnership, any partner thereof, or if such beneficial owner is a corporation, any Person controlling, controlled by or under common control with such beneficial owner, or any officer or director of such beneficial owner or of any corporation occupying any such control relationship, (ii) if such Person is a partnership, any partner thereof, and (iii) any other Person (other than any Purchaser) which, directly or indirectly, controls or is controlled by or is under common control with such Person. For purposes of this definition, "control" (including the correlative terms "controlling", "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "Agreement" means this Agreement (together with exhibits) as from time
           ---------
to time supplemented or amended or as the terms hereof from time to time may be waived.

          "Board" or "Board of Directors" means, with respect to any Person
           -----      ------------------
which is a corporation, a joint stock company or a business trust, the board of directors or other group, however designated, which is charged with legal responsibility for the management of such Person, or any committees of such board of directors or group, however designated, which is authorized to exercise the power of such board or group in respect of the matter in question.

          "Business Day" means any day, other than a Saturday, Sunday or legal
           ------------
holiday, on which banks in the location of the office of the Company provided for in Section 7.6 hereof are open for business.

          "Cap Price" means $4.50 per share, as adjusted from time to time in
           ---------
accordance with Section 6.

          "Capitalized Leases" means any lease to which the Company or a
           ------------------
Subsidiary is a party as lessees, or by which it is bound, under which it leases any property (real, personal or mixed) from any lessor other than the Company or a Subsidiary, and which either is required to be capitalized in accordance with generally accepted accounting principles, or, even if not so required to be capitalized, shall have (or have had), at the time first entered into, an initial term of greater than five years (including leases of shorter duration which are or were extendible to a total term greater than five years at the option of the lessor). The value of Capitalized Leases, as of the time of any determination thereof, shall mean the sum of the then present values, deter mined as hereinafter provided, of future obligations of lessees under then existing Capitalized Leases. To compute the value of any Capitalized Lease, the following methods shall be used, as applicable:

                    (i) values of leases required to be capitalized in accordance with generally accepted accounting principles (whether or not the initial term or total term thereof is greater than five years) shall be computed in accordance with such principles; and

                    (ii) values of other capitalized leases shall be computed by discounting, to the date of determination, at an assigned interest rate of ten percent (10%) per annum, the minimum amount of future rental payments that will be due under the related leases, including rental payments that may be during extensions which are at the lessor's option, but excluding any amounts in respect of insurance on, taxes on and/or maintenance of the properties subject to such leases, provided that such amounts are owed and paid only to the extent actually incurred.

                 "Closing" has the meaning set forth in Section 2(a) hereof.
                  -------

                 "Closing Date" has the meaning set forth in Section 2(a)
                  ------------
hereof.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended
                  ----
from time to time.

          "Commission" means the Securities and Exchange Commission and any
           ----------
other similar or successor agency of the federal government administering the Securities Act or the Securities Exchange Act.

          "Common Stock" means that class or classes of stock or other
           ------------
equivalent evidences of ownership of a corporation, the holders of which are entitled to elect the Board of such corporation.

          "Company" means ChatCom, Inc., a California corporation, its
           -------
successors and assigns.

          "Consolidated" or "consolidated", when used with reference to any
           ------------      ------------
financial term in this Agreement means the aggregate for the Company and its Subsidiaries, if any, of the amounts signified by such term for all such Persons, with intercompany items eliminated, and, with respect to earnings, after eliminating the portion of earnings properly attributable to minority interests, if any, in the capital of any such Person (other than in the capital of the Company) and otherwise as determined in accordance with generally accepted accounting principles consistently applied.

          "Conversion" or "conversion" has the meaning set forth in
           ----------      ----------
Section 6.1(d) hereof.

          "Conversion Date" means the date specified in a Conversion Notice
           ---------------
delivered by the Company pursuant to Section 6.1(a) or by a Purchaser pursuant to Section 6.1(b) or 6.1(c) as the date upon which the conversion of a Preferred Stock or Warrants shall be effective, which date shall be no earlier than the date of actual delivery of such Conversion Notice pursuant to Section 20 hereof.

          "Conversion Notice" means a written notice (i) given by the Company to
           -----------------
a Purchaser in accordance with Section 6.1(a) whereby the Company elects to convert all (but not less than all) of the Preferred Stock held by such Purchaser into Shares, (ii) given by a Purchaser to the Company in accordance with Section 6.1(b) whereby such Purchaser elects to convert all or a portion of the Preferred Stock held by such Purchaser into Shares or (iii) given by a Purchaser to the Company in accordance with Section 6.1(c) whereby such Purchaser elects to exercise a Warrant.

          "Conversion Price" means in respect of the Preferred Stock, (i) as of
           ----------------
any date of determination thereof occurring on or prior to the first anniversary of the Closing Date, the average of the Market Prices per Share for the ten (10) consecutive trading dates immediately preceding the date of determination (the "Average Market Price"), and (ii) as of any date of determination thereof
 --------------------
occurring after the first anniversary of the Closing Date, the greater of (A) the Average Market Price and (B) the Floor Price, in each case as the same may be adjusted from time to time in accordance with Section 6; provided, however,
                                                            --------  -------
that in no event shall the Conversion Price determined pursuant to clauses (i) and (ii) be greater than the Cap Price.

          "Conversion Shares" means the Shares issuable upon conversion of the
           -----------------
Preferred Stock and exercise of the Warrants.

          "Distributions on Common Stock" has the meaning set forth in Section
           -----------------------------
6.4(b) hereof.

          "Dollar" and the sign "$" means lawful money of the United States of
           ------                -
America.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
of 1974, as amended from time to time.

          "ERISA Affiliate" shall mean each trade or business (whether or not
           ---------------
incorporated) which together with the Company or a Subsidiary of the Company would be deemed to be a "single employer" within the meaning of Section 4001 of ERISA.

          "ERISA Termination Event" shall mean (i) a "Reportable Event"
           -----------------------
described in Section 4043 of ERISA and the regulations issued thereunder (other than a "Reportable Event" not subject to the provision for thirty (30) day notice to the PBGC under such regulations), or (ii) the withdrawal of the Company or any of its ERISA Affiliates from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or
(iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

          "Event of Noncompliance" has the meaning set forth in Section 14
           ----------------------
hereof.

          "Exercise Price" means $3.125 per share, in each case as such exercise
           --------------
price may be adjusted from time to time in accordance with Section 6.

          "Floor Price" means $1.50 per share, as adjusted from time to time in
           -----------
accordance with Section 6.

          "Indebtedness" of any Person means and includes, without duplication,
           ------------
as of any date as of which the amount thereof is to be determined, (i) all obligations of such Person to repay money borrowed (including, without limitation, all notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments and all obligations upon which interest charges are customarily paid), (ii) the value of all Capitalized Leases in respect of which such Person is liable as lessee or as the guarantor of the lessee, (iii) the principal amount of all monetary obligations which are secured by any perfected lien or security interest existing on property owned by such Person and (iv) all guaranties of the Indebtedness of any other Person.

          "Investment" means, with respect to any Person, any loan, advance or
           ----------
extension of credit by such Person to, and any guaranty or other contingent liability with respect to the capital stock, Indebtedness or other obligations of, and any contributions to the capital of, any other Person, as well as any ownership, purchase or other acquisition by such Person of any interest in any capital stock or other securities of any such other Person as well as any transfer or sale of property of such Person to any other Person other than upon full payment, in cash, of not less than the agreed sale price or the fair value of such property, whichever is higher.

          "Lien" means any mortgage, pledge, security interest, financing
           ----
statement, encumbrance, lien, segregation, charge or deposit arrangement or other arrangement having the practical effect of any of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement.

          "Majority in Interest of Outstanding Preferred Stock" means as of any
           ---------------------------------------------------
particular time any holder or holders of a majority of shares of the Preferred Stock then Outstanding.

          "Majority in Interest of Outstanding Warrants" means as of any
           --------------------------------------------
particular time any holder or holders of Outstanding Warrants convertible into a majority of the Shares issuable upon conversion of all Warrants then Outstanding.

          "Market Price" means, for any day, the last sale price of the Common
           ------------
Stock (or, if such information is not provided by such exchange or by the National Association of Securities Dealers, Inc. Automated Quotation System, the average of closing bid and asked prices of the Common Stock ) as reported by the principal national securities exchange on which the Common Stock of the Company is listed or admitted to trading, or if the Common Stock of the Company is not listed or admitted to trading on any national securities exchange, as furnished by the National Association of Securities Dealers Inc. Automated Quotation System, or comparable sys tem, or in the absence of the foregoing, the fair market value as reasonably determined by the Board of Directors of the Company and the Purchasers. In the event that such closing sales price for any day is stated in a currency other than Dollars, such price shall be translated into Dollars at the exchange rates in effect on such day as determined by the Purchasers.

          "Outstanding" means, when used with reference to the shares of
           -----------
Preferred Stock or the Warrants as of a particular time, all shares of Preferred Stock or Warrants, as the case may be, theretofore duly issued except (i) shares of Preferred Stock or Warrants theretofore reported as lost, stolen, mutilated or destroyed or surrendered for transfer, exchange or replacement, in respect of which replacement shares of Preferred Stock or Warrants have been issued by the Company, (ii) shares of

Preferred Stock theretofore redeemed in full, (iii) Warrants theretofore acquired by the Company or exercised in full, (iv) Warrants theretofore expired and (v) shares of Preferred Stock and Warrants theretofore canceled by the Company, whether upon conversion or otherwise; except that, for the purpose of determining whether holders of the requisite amount of shares of Preferred Stock or the requisite holders of Warrants have made or concurred in any declaration, waiver, consent, approval, notice or other communication under this Agreement or any Preferred Stock or Warrants, Preferred Stock and Warrants registered in the name of, as well as Preferred Stock and Warrants owned beneficially by, the Company, any Subsidiary or any Affiliate (other than a Purchaser) of either shall not be deemed to be Outstanding.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any
           ----
successor thereto.

          "Person" or "person" means an individual, corporation, partnership,
           ------      ------
firm, association, joint venture, trust, unincorporated organization, government, governmental body, agency, political subdivision or other entity.

          "Plan" shall mean any multiemployer plan or single employer plan, as
           ----
defined in Section 4001 and subject to Title IV of ERISA, which is maintained, or at any time during the five calendar years preceding the date of this Agreement was maintained, for employees of the Company or a Subsidiary of the Company or an ERISA Affiliate.

          "Potential Noncompliance" means a condition or event which, with
           -----------------------
notice or lapse of time or both, would constitute an Event of Noncompliance.

          "Preferred Stock" has the meaning set forth in Section 1(b) hereof.
           ---------------

          "Purchase Agreement" or "this Agreement", means this Agreement
           ------------------      --------------
together with the Exhibits hereto, as amended, supplemented or otherwise modified from time to time.

          "Purchase Documents" means, collectively, this Agreement, certificates
           ------------------
evidencing Preferred Stock, the Warrants and any other instruments, documents and agreements referred to herein or therein or related hereto or thereto in favor of the Purchasers.

          "Purchasers" means the purchasers of the Preferred Stock and Warrants
           ----------
listed on Exhibit A hereto.
          ---------

          "Registration Demand" has the meaning set forth in Section 17.1(b)
           -------------------
hereof.

          "Restricted Payment" means (i) every dividend or other distribution
           ------------------
paid, made or declared by the Company on or in respect of any class of its capital stock, (ii) every payment in connection with the redemption, purchase, retirement or other acquisition by or on behalf of the Company or any Subsidiary of any shares of the Company's or any Subsidiary's capital stock, whether or not owned by the Company or any Subsidiary, (iii) any optional prepayments made on subordinated Indebtedness of the Company or a Subsidiary, (iv) every payment to or on behalf of any Affiliate of the Company or of any Subsidiary on account of or with respect to any lease arrangements and (v) every payment by or on behalf of the Company or any Subsidiary (whether as repayment or prepayment of principal or as interest or otherwise) on or with respect to (A) any obligation to repay money borrowed owing to any Affiliate of the Company or of any Subsidiary or (B) any obligation, to any Person, of any Affiliate of the Company or of any Subsidiary, which obligation is assumed or guaranteed by the Company or a Subsidiary; provided, however, (a) that the restrictions of the foregoing clauses (i) and (ii) shall not apply to any dividend, distribution or other payment to the extent payable in shares of the capital stock of the Company, (b) that none of the foregoing clauses shall apply to any payments from a Subsidiary to the Company and (c) that none of the foregoing clauses shall apply to any payments on or with respect to Preferred Stock. For purposes of this definition, "capital stock" shall also include warrants (other than the Warrants) and other rights and options to acquire shares of capital stock (other than the Preferred Stock).

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules, regulations and interpretations thereunder.

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended, and the rules, regulations and interpretations thereunder.

          "Share" or "Shares" means fully-paid and non-assessable shares of
           -----      ------
Common Stock of the Company.

          "Subsidiary" means any Person in which at least a majority of the
           ----------
shares of each class of the capital stock, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company or one or more of its Subsidiaries, or both.

          "Warrant" or "Warrants" has the meaning set forth in Section 1(b)
           -------      --------
hereof.

          "Warrant Expiration Date" shall mean the close of business on the
           -----------------------
fifth anniversary of the Closing Date.

     SECTION 4.  REPRESENTATIONS AND WARRANTIES
                 OF THE COMPANY

          The Company represents and warrants that, except as disclosed on

Exhibit D hereto:
---------

                 4.1. Corporate Existence, Power and Authority.
                      ----------------------------------------

                      (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of its incorporation and is duly qualified and authorized to do business and in good standing in each other jurisdiction in which it is required to be qualified or where it owns any material property or conducts any material operations.

                      (b) No proceeding has been commenced looking toward the dissolution or merger of the Company or the amendment of the Articles of Incorporation, as amended (or comparable document), in any regard, other than the filing of the Certificate of Determination and Decrease with respect to the Preferred Stock. The Company is not in violation in any respect of the Articles of Incorporation, as amended (or comparable document), or By-Laws.

                      (c) The Company has all requisite power, authority and legal right to conduct its business as now being conducted.

                      (d) The Company has all requisite power, authority and legal right to execute, deliver, enter into, consummate and perform this Agreement and the other Purchase Documents to which it is a party, including, without limitation, the issuance by the Company of the Preferred Stock, the Warrants and the Conversion Shares, as contemplated herein. The execution, delivery and performance by the Company of this Agreement and the other Purchase Documents to which it is a party (including, without limitation, the issuance by the Company of the Preferred Stock, the Warrants and the Conversion Shares, as contemplated herein) have been duly authorized by all required corporate and other actions. The Company has duly executed and delivered this Agreement and this Agreement constitutes, and the other Purchase Documents when executed and delivered (including, without limitation, the Preferred Stock, the Warrants and the Conversion Shares, when issued) will constitute, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

            4.2.  Stock Ownership.  As of the Closing Date, the capital stock
                  ---------------
of the Company consists of (i) 25,000,000 authorized shares of Common Stock, no par value per share, of which 9,826,893 Shares have been duly authorized and are validly issued and outstanding and fully-paid and non-assessable and (ii) 1,000,000 authorized shares of Preferred Stock. As of the Closing Date, the Company has reserved from its authorized but unissued shares of Common Stock, an aggregate of 7,807,451 Shares, of which 2,066,667 Conversion Shares will be reserved for issuance upon conversion of the Preferred Stock and the Warrants. Except as set forth on Exhibit C, there are no outstanding options, warrants, rights, convertible
---------
securities or other agreements or plans under which the Company may become obligated to issue or transfer shares of its capital stock or other securities, other than the Preferred Stock, the Warrants and Conversion Shares to be issued as provided in the Purchase Documents.

            4.3. Subsidiaries.  The Company has no Subsidiaries.
                 ------------

            4.4. Business.  The Company is primarily engaged in the business of
                 --------
manufacturing and marketing computer network equipment. The Company does not have any present intention of engaging in any other non-related business.

            4.5. No Conflicts or Defaults.
                 ------------------------

                 (a) No Event of Noncompliance or Potential Noncompliance has occurred and is continuing.

                 (b) The Company is not in violation or default in any material respect (or in default in any respect regarding any Indebtedness) under any material indenture, agreement or instrument to which it is a party or by which it or its properties may be bound.

                 (c) None of the execution, delivery or performance by the Company of this Agreement and the other Purchase Documents or any of the transactions contemplated hereby (including, without limitation, the issuance of the Preferred Stock, Warrants and Conversion Shares, as contemplated herein) (i) violates or conflicts or will violate or conflict with, with or without the giving of notice or the passage of time or both, any provision of (A) the Articles of Incorporation, as amended (or comparable document), or By-Laws of the Company or (B) any law, rule, regulation, order, judgment, writ, injunction, decree, material agreement, material indenture or other material instrument applicable to the Company or any of its properties (or to which the Company is a party or by which it or its properties may be bound), (ii) results or will result in the creation of any security interest or lien upon any of the Company's properties, assets or revenues, (iii) requires or will require the consent, waiver, approval, order or authorization of, or declaration, registration, qualification or filing with, any Person (whether or not a governmental authority and including, without limitation, any stockholder approval), other than the authorization and approval of the Board of Directors of the Company and the filing of the Certificate of Determination and Decrease with the California Secretary of State, or (iv) causes or will cause anti-dilution clauses of any outstanding securities to become operative. No such provision does or will materially adversely affect the assets, properties, liabilities, business, results of operations or financial or other condition of the Company or the ability of the Company to perform any of the Purchase Agreements or the transactions contemplated hereby or thereby.

            4.6.  Financial Statements; Other Information.
                  ---------------------------------------

                  (a) The Company has furnished to each Purchaser financial statements of the Company consisting of (i) the Company's Annual Report on form 10-KSB for the fiscal years ended March 31, 1995 and March 31, 1996 and (ii) the Company's Quarterly Report on form 10-QSB for the quarterly period ended September 30, 1996. There has been no material adverse change in the assets, properties, liabilities, business, results of operations, condition (financial or otherwise) or prospects of the Company as reported in the Quarterly Report on form 10-QSB for the quarterly period ended September 30, 1996.

                  (b) The Company is not aware of any material liabilities, contingent or otherwise, that have not been disclosed in the financial statements referred to in Section 4.6(a) above.

                  (c) Nothing has come to the attention of the Company that would cause it to believe that any financial statements or other material heretofore furnished to any Purchaser contained or contains a false or misleading statement of a material fact or omits to state any material fact necessary in order to make the statements made in such material, in the light of the circumstances under which they were made, not misleading.

            4.7.  Litigation.  There is no material action, suit, proceeding,
                  ----------
investigation or claim pending or, to the knowledge of the Company, threatened in law, equity or otherwise before any court, administrative agency or arbitrator which either (i) questions the validity of any of the Purchase Documents or any action taken or to be taken pursuant thereto, or (ii) might adversely affect the right, title or interest of the Purchasers to the Preferred Stock, the Warrants or the Conversion Shares or (iii) might result in a material adverse change in the assets, properties, liabilities, business, results of operation or financial or other condition of the Company.

            4.8.  Taxes.  The Company has filed all federal, state, local and
                  -----
other tax returns and reports required to be filed on or before the date of this Agreement. The Company has paid or caused to be paid all taxes (including interest and penalties) that are due and payable on or before the date of this Agreement, except those which are being contested by the Company in good faith by appropriate proceedings and in respect of which adequate reserves are being maintained on the Company's books in accordance with generally accepted accounting principles consistently applied. The Company has no material liabilities for taxes other than those incurred in the ordinary course of business and in respect of which adequate reserves are being maintained by the Company in accordance with generally accepted accounting principles consistently applied.

            4.9.  ERISA.
                  -----

                  (a) Each Plan is in substantial compliance with ERISA, no Plan has an accumulated or waived funding deficiency within the meaning of Section 412 or Section 418(B) of the Code, no proceedings have been instituted to terminate any Plan, and neither the Company nor an ERISA Affiliate has incurred any material liability to or on account of a Plan under ERISA, and no condition exists which presents a material risk to the Company of incurring such a liability.

                  (b) The execution, delivery and performance of the Purchase Documents and the consummation of the transactions contemplated thereby (including without limitation, the offer, issue and sale by the Company, and the purchase by the Purchasers, of the Preferred Stock, Warrants and Conversion Shares) will not, to the best of the knowledge and belief of the Company, involve any "prohibited transaction", as such term is defined in Section 4975 of the Code with respect to any Plan.

            4.10.  Legal Compliance.
                   ----------------

                   (a) The Company has complied with all applicable laws, rules, regulations, orders, licenses, judgment, writs, injunctions, decrees or demands, except to the extent that failure to comply would not materially adversely affect its assets, properties, liabilities, business, results of operations or condition (financial or otherwise).

                   (b) There are no adverse orders, judgments, writs, injunctions, decrees or demands of any court or administrative body, domestic or foreign, or of any other governmental agency or instrumentality, domestic or foreign, outstanding against the Company.

            4.11.  Permits and Approvals.  The Company possesses such material
                   ---------------------
franchises, licenses, permits and other authority as are necessary for the conduct of its business as now being conducted and as proposed to be conducted and is not in default under any of such franchises, permits, licenses or other authority.

            4.12.  Patents, Trademarks and Other Rights.  The Company possesses
                   ------------------------------------
all patents, patent rights, trademarks, trademark rights, tradenames, tradename rights and copyrights necessary to conduct its business as now being conducted and as proposed to be conducted. To the best of the Company's knowledge, the rights of the Company in respect of such patents, patent rights, trademarks, trademark rights, tradenames, tradename rights or copyrights do not conflict with or infringe any rights of others which might materially adversely affect the assets, properties, liabilities, business, results of operations, condition (financial or otherwise) or prospects of the Company, and no such claim of conflict or infringement has been asserted by any Person.

            4.13.  Status Under Certain Statutes.  The Company is not (i) a
                   -----------------------------
"public utility company" or a "holding company", or an "affiliate" or a "subsidiary company" of a "holding company", or an "affiliate" of such a "subsidiary company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, (ii) a "public utility" as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any "affiliated person", as such terms are defined in the Investment Company Act of 1940, as amended, except to the extent, if any, that the Company may be deemed to be such an "affiliate" or "affiliated person" solely as the result of the status of any Purchaser or any "affiliated person" of any Purchaser.

            4.14.  Key Employees.  The Company has no knowledge that any key
                   -------------
employee or group of key employees has given notice of the decision to leave the employ of the Company.

            4.15.  Properties.  The Company does not own any material real
                   ----------
property. Real property used by the Company in the conduct of its business is held under lease, and the Company is not aware of any pending or threatened claim or action by any lessor of any such property to terminate any such lease.

            4.16.  Offering of Preferred Stock and Warrants.  Neither the
                   ----------------------------------------
Company nor any agent or other Person acting on its behalf, directly or indirectly, has offered any of the Preferred Stock or Warrants or any similar security of the Company for sale to or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any Person other than the Purchasers and not more than five other institutional investors.

            4.17.  No Margin Violation.  No portion of the proceeds from the
                   -------------------
sale of the Preferred Stock and Warrants will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying, within the meaning of Regulation U of the Board Of Governors of the Federal Reserve System, as amended from time to time, any "margin stock", as defined in said Regulation U, or any "margin stock", as defined in Regulation G of the Board of Governors of the Federal Reserve System, as amended from time to time, or for the purpose of purchasing, carrying or trading in securities within the meaning of Regulation T of the Board of Governors of the Federal Reserve System, as amended from time to time, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase any such margin stock or other securities.

     SECTION 5.  REPRESENTATIONS AND COVENANTS OF THE PURCHASERS

          Each Purchaser hereby severally represents, warrants and covenants to and with the Company as follows:

            5.1.  Legal Power.  Each Purchaser has the requisite legal power to
                  -----------
enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

            5.2.  Due Execution.  This Agreement has been duly authorized,
                  -------------
executed and delivered by such Purchaser, and, upon due execution and delivery, this Agreement will be a valid and binding agreement of such Purchaser, enforceable against such Purchaser in accordance with its terms.

            5.3.  Investment Intent.  Such Purchaser is acquiring the Preferred
                  -----------------
Stock and Warrants, and would be acquiring the Conversion Shares issuable upon conversion of the Preferred Stock or exercise of Warrants, for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

            5.4.  Unregistered Securities; Legends.
                  --------------------------------

                  (a) Such Purchaser understands that (i) the Preferred Stock and Warrants being purchased by such Purchaser and the underlying Conversion Shares have not been registered under the Securities Act, that they must be held by such Purchaser indefinitely, and that such Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (ii) each Preferred Stock certificate and Warrant certificate purchased by each Purchaser, and each Conversion Share certificate, will be endorsed with the following legend:

          "THE SECURITIES EVIDENCED BY THIS [CERTIFICATE] [WARRANT] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT."

The Company agrees to remove the foregoing legend from any certificate evidencing Conversion Shares if the Conversion Shares represented by such certificate have been registered with the Commission pursuant to the Securities Act and the Purchaser agrees to comply with applicable prospectus delivery and black-out period requirements, or Rule 144(k) under the Securities Act (or any successor rule or regulation) is then applicable to such Conversion Shares.

                  (b) Each Purchaser understands that each Preferred Stock certificate purchased by each Purchaser will be endorsed with the following legend:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF THE COMPANY TO PURCHASE SUCH SECURITIES, UNTIL DECEMBER , 1997, WHICH RIGHT IS DESCRIBED IN SECTION 6.1(a) OF THE PURCHASE AGREEMENT DATED AS OF DECEMBER 9, 1996 BETWEEN THE COMPANY AND INITIAL PURCHASER OF SUCH SECURITIES. A COPY OF SUCH PURCHASE AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

            5.5.  Economic Risk.  Each Purchaser hereby severally and not
                  -------------
jointly represents that such Purchaser is capable of evaluating the risk of his investment in the Preferred Stock and Warrants and is able to bear the economic risk of such investment, that such Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act, and that the Company has made available all additional information which such Purchaser has requested and that such Purchaser has had the opportunity to ask questions of and receive complete and satisfactory answers from the Company concerning an investment in the Preferred Stock and Warrants.

            5.6.  Restricted Securities.  Such Purchaser understands that the
                  ---------------------
Preferred Stock and Warrants, together with any of the Conversion Shares available upon conversion, it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances, and it represents that it is familiar with Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

            5.7.  Address.  Such Purchaser's principal address is as set forth
                  -------
in Exhibit A hereto.
   ---------

     SECTION 6.  OPTIONAL REDEMPTION; CONVERSION

                 6.1. Conversion.
                      ----------

                      (a) The Company shall have the right, at the option of the Company, at any time on or prior to the first anniversary of the Closing Date, to purchase, subject to the terms and provisions of this Section 6 and provided that no Event of Noncompliance or Potential Noncompliance shall have occurred and be continuing, all (but not less than all) Outstanding shares of Preferred Stock from all of the Purchasers. The purchase price for such Preferred Stock shall be payable in Conversion Shares in an amount determined by dividing the product of $1,000 times the number of shares of Preferred Stock to be purchased by the Conversion Price in effect on the applicable Conversion Date, calculated to the nearest Conversion Share (fractions of less than 1/2 being disregarded and fractions of 1/2 or greater being rounded up to the next full share). Such right to purchase shall be exercised by delivery by the Company to each Purchaser of written notice of the Company's election to purchase the Preferred Stock, which notice shall specify a Conversion Date on or prior to the first anniversary of the Closing Date. Promptly upon receipt by a Purchaser of such written notice, such Purchaser shall deliver the certificates evidencing Preferred Stock held by such Purchaser to the Company at the office of the Company provided for in Section 7.6.

                      (b) Each holder of Preferred Stock shall have the right, at the option of such holder, at any time after the first anniversary of the Closing Date through and including the second anniversary of the Closing Date to convert, subject to the terms and provisions of this Section 6, all or any portion of such Preferred Stock into Conversion Shares. Such conversion of Preferred Stock into Conversion Shares shall be made at the Conversion Price in effect on the Conversion Date. Such right of conversion shall be exercised by delivery of the certificates evidencing Preferred Stock to the Company at the office of the Company provided for in Section 7.6, accompanied by written notice of the holder's election to convert the Preferred Stock or specified portion thereof, which such notice shall specify the Conversion Date.

                      (c) The holder of a Warrant shall have the right, at the option of such holder, at any time after April 30, 1997 through and including the Warrant Expiration Date to exercise, subject to the terms and provisions of this Section 6, such Warrant or any portion thereof into Conversion Shares. Such exercise of Warrants for Conversion Shares shall be made at the Exercise Price. Such right of exercise shall be exercised by delivery of the Warrant to the Company at the office of the Company provided for in Section 7.6, accompanied by written notice of the holder's election to exercise the Warrant or portion thereof, which notice shall specify the Conversion Date.

                      (d) For convenience, the conversion by the holders of the Preferred Stock pursuant to Section 6.1(b) or the purchase by the Company pursuant to Section 6.1(a), as the case may be, of all or a portion of the Preferred Stock into, or in exchange for, Conversion Shares is herein sometimes referred to as the "conversion" of the Preferred Stock, and the exercise of all
                    ----------
or a portion of a Warrant into Conversion Shares pursuant to Section 6.1(c) is herein sometimes referred to as the "conversion" of the Warrant.
                                     ----------

            6.2.  Delivery of Stock Certificates; Time Conversion Effective.
                  ---------------------------------------------------------

                  (a) As promptly as practicable after the surrender as herein provided of a certificate evidencing Preferred Stock or Warrant for conversion, the Company shall deliver or cause to be delivered to or upon the written order of the holder of certificate evidencing Preferred Stock or Warrant so surrendered certificates representing the number of fully paid and non-assessable Conversion Shares into which the Preferred Stock or Warrant, or such portion thereof, may be converted in accordance with the provisions of this
Section 6. In the case of the conversion of Preferred Stock, such number shall be determined by dividing the product of $1,000 times the number of shares of Preferred Stock to be converted by the Conversion Price on the applicable Conversion Date, calculated to the nearest Conversion Share (fractions of less than 1/2 being disregarded and fractions of 1/2 or greater being rounded up to the next full share). If only a fraction of the number of shares of Preferred Stock or Warrants are used in such conversion, the Company shall, concurrently with the issuance of the Conversion Shares issuable upon such conversion, take the action described in Section 12(b) hereof.

                      (b) Subject to the following provisions of this Section 6.2, such conversion shall be deemed to have been made at the close of business on the Conversion Date specified in the applicable Conversion Notice, so that the rights of the holder of the Preferred Stock or the Warrant as a holder thereof, or such portion thereof, shall cease at such time and the Person or Persons entitled to receive any of the Conversion Shares upon conversion of the Preferred Stock or the Warrant shall be treated for all purposes as having become the record holder or holders of such Conversion Shares at such time.

                      (c) The Company will, at the time of such conversion, in whole or in part, upon request of the holder of the Preferred Stock or the Warrant, acknowledge in writing its continuing obligation to such holder in respect of any rights (including, without limitation, any right of registration of the Conversion Shares issued upon such conversion) to which such holder shall continue to be entitled under this Agreement after such conversion, provided that the failure of such holder to make any such requests shall not affect the continuing obligation of the Company to such holder in respect of such rights.

            6.3.  Payment of Dividends Upon Conversion.
                  ------------------------------------

            The Company shall pay all unpaid dividends on any Preferred Stock so converted which has accrued through and including the date upon which such conversion is deemed to have been effected in accordance with Section 6.2 hereof, such payment to be made in cash or in Conversion Shares (calculated at the Conversion Price then in effect) at the Company's option.

            6.4.  Adjustment of Exercise Price, Floor Price and Cap Price.
                  -------------------------------------------------------
The Exercise Price, Floor Price and Cap Price shall be subject to adjustment, from time to time, as follows:

                  (a) In case the Company shall, after the Closing Date, (i) pay a stock dividend or make a distribution in shares of its capital stock (whether of Shares or of capital stock of any other class), (ii) subdivide its Outstanding Shares, (iii) combine its Outstanding Shares into a smaller number of Shares or (iv) issue by reclassification of its Shares, any shares of capital stock of the Company, the Exercise Price of the Warrants and the Floor Price and the Cap Price of the Preferred Stock shall be adjusted so that (A) the holder of a Warrant thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Warrant been converted immediately prior thereto, and (B) the Floor Price and the Cap Price of the Preferred Stock shall be appropriately adjusted, and such conversion price, Floor Price and Cap Price shall thereafter be subject to further adjustments under this Section 6. An adjustment made pursuant to this subsection
(a) shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                      (b) In case the Company shall, after the Closing Date, fix a record date for the making of a distribution to all holders of its Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of (i) assets (other than dividends payable in Shares), (ii) evidences of indebtedness or other securities (except for Shares) of the Company or of any corporation other than the Company, or (iii) subscription rights, options or warrants to purchase any of the foregoing assets or securities (excluding those referred to in Section 6.4(d)(3) hereof), whether or not such rights, options or warrants are immediately exercisable (hereinafter collectively referred to as "Distributions
                                                                  -------------
on Common Stock"), the Company shall promptly notify each Purchaser thereof in
---------------
writing (such notice to be given at least ten (10) Business Days prior to such record date) and shall issue to the holders of Outstanding Preferred Stock, the Distribution on Common Stock to which they would have been entitled if they had converted the Preferred Stock held by them into Common Stock of the Company immediately prior to the record date for the purpose of determining stockholders entitled to receive such Distribution on Common Stock.

                      (c) Subject to the exceptions referred to in Section 6.4(e) hereof, in case the Company shall at any time or from time to time after the Closing Date issue any additional Shares ("Additional Common Stock") for a
                                               -----------------------
consideration per share either (I) less than the then current Market Price per share of Common Stock of the Company (determined as provided in Section 6.4(g) hereof) immediately prior to the issuance of such Additional Common Stock, (II) less than the then current Exercise Price immediately prior to the issuance of such Additional Common Stock, or (III) without consideration, then (in the case of either clause (I), (II) or (III)), and thereafter successively upon each such issuance, the then current Exercise Price and Floor Price shall be reduced, if necessary, (but not increased) to the price determined by multiplying such current Exercise Price or Floor Price, as the case may be, by a fraction, of which

                          (A) the numerator shall be (i) the number of Shares Outstanding when the then current Exercise Price or Floor Price, as the case may be, became effective plus (ii) the number of Shares which the aggregate amount of consideration, if any, received by the Company upon all issues of its Common Stock (other than those referred to in Section 6.4(e) hereof) since the then current Exercise Price or Floor Price, as the case may be, became effective (including the consideration, if any, received for such Common Stock) would purchase at the greater of (A) the then current Market Price per Share of Common Stock of the Company or (B) the then current Exercise Price or Floor Price, as the case may be, and

                          (B) the denominator shall be (i) the number of Shares Outstanding when the then current Exercise Price or Floor Price, as the case may be, became effective plus (ii) the number of Shares issued (other than those referred to in Section 6.4(e) hereof) since the then current Exercise Price, or Floor Price, as the case may be, became effective (including the number of Shares of such Additional Common Stock).

                      (d) For purposes of Section 6.4(c) hereof, the following provisions shall also be applicable:

                          (1) In case of the issuance of Additional Common Stock for cash, the consideration received by the Company therefor shall be deemed to be the net cash proceeds received by the Company for such Additional Common Stock after deducting any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with the issuance of, such Additional Common Stock.

                          (2) in case of the issuance (otherwise than upon conversion of obligations or shares of stock of the Company) of Additional Common Stock for a consideration other than cash, or a consideration a part of which shall be other than cash, the amount of the consideration other than cash so received or to be received by the Company shall be deemed to be the value of such consideration at the time of its receipt by the Company as determined in good faith by the Board of Directors of the Company, except that where the non-cash consideration consists of the cancellation, surrender or exchange of outstanding obligations of the Company (or where such obligations are otherwise converted into Shares), the value of the non-cash consideration shall be deemed to be the amount, including principal and any accrued interest, as of the time of the Company's receipt, of the obligations canceled, surrendered, satisfied, exchanged or converted. If the Company receives consideration, part or all of which consists of publicly traded securities (i.e., in lieu of cash),
                                                      ----
     the value of such non-cash consideration shall be the aggregate market value of such securities (based on the latest reported trades) as of the close of the day immediately preceding the date of their receipt by the Company.

                          (3) in case of the issuance (other than by way of a Distribution on Common Stock pursuant to Section 6.4(b) hereof), whether by distribution or sale to holders of its Shares or to others, by the Company of (i) any security (other than the Preferred Stock or the Warrants) that is convertible into Shares or (ii) any rights, options or warrants to purchase Shares (except as stated in Section 6.4(a) hereof), the Company shall be deemed to have issued, for the consideration described below, the number of Shares into which such convertible security may be converted when first convertible, or the number of Shares deliverable upon the exercise of such rights, options or warrants when first exercisable, as the case may be (and such Shares shall be deemed to be Additional Common Stock for purposes of Section 6.4(c) hereof); provided, that if such number of Shares is thereafter increased in accordance with the terms of such convertible security, rights, options or warrants, as a result of the anti-dilution provisions of such convertible security, rights, options or warrants or otherwise, the Company shall be deemed to have issued at the time of such increase and at no consideration, the additional Shares into which such convertible securities may be converted as a result of such increase or the additional Shares for which such rights, options or warrants may be exercised as a result of such increase, as the case may be. The consideration to be deemed to be received by the Company at the time of the issuance of such convertible securities or such rights, options or warrants shall be the consideration so received determined as provided in Section 6.4(d)(1) and
     (2) hereof after deducting any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance of such convertible securities or rights, options or warrants, plus (x) any consideration or adjustment payment to be received by the Company in connection with such conversion, or (y) the aggregate price at which Shares are to be delivered upon the exercise of such rights, options or warrants when first exercisable or, if no price is specified and such Shares are to be delivered at an option price related to the market value of the Common Stock, an aggregate option price bearing the same relation to the market value of the Common Stock at the time such rights, options or warrants were granted; provided, that as to such rights, options
                                       --------
     or warrants further adjustment as shall be necessary on the basis of the actual option price at the time of exercise shall be made at such time if the actual option price is less than the aforesaid assumed option price.
     No further adjustment of the Conversion Price or Exercise Price shall be made as a result of the actual issuance of Shares referred to in this paragraph (3). If any rights or warrants which lead to an adjustment of the Exercise Price or the Floor Price expire or terminate without having been exercised, the Exercise Price or the Floor Price, as the case may be, then in effect will be appropriately readjusted. However, a readjustment of the Exercise Price or the Floor Price will not affect any conversions which take place before the readjustment.

                          (4) In case any event shall occur as to which the provisions of paragraphs (1), (2) or (3) of this Section 6.4(d) are not strictly applicable but the failure to make any adjustment would not fairly protect the conversion rights represented by the Preferred Stock or the Warrants in accordance with the essential intent and principles of such subsections, then, in each such case, the Company shall, if requested by a Majority in Interest of Outstanding Preferred Stock or a Majority in Interest of Outstanding Warrants, at the expense of the Purchasers, appoint a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company), which shall give their good faith opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in paragraphs (1), (2) or (3) of this Section 6.4(d), necessary to preserve, without dilution, the conversion rights represented by the Preferred Stock or the Warrants, as the case may be. Such opinion upon such adjustment, if any, as may be necessary shall be final and binding on the parties hereto and all subsequent holders of Preferred Stock and/or Warrants. Upon receipt of such opinion, the Company will promptly mail copies thereof to the holders of the Preferred Stock and the holders of the Warrants and shall make the adjustments described therein.

          (e) No adjustment of the Exercise Price or the Floor Price shall be made as a result of or in connection with the issuance of Shares upon conversion of the Preferred Stock or the Warrants or upon conversion of any convertible securities outstanding as of the Closing Date or any options granted under the Company's qualified stock option plans, all of which convertible securities and stock option plans are set forth on Exhibit C hereto. To the extent the issuance (or deemed issuance) of Shares shall not result in any adjustment of the Exercise Price or the Floor Price pursuant to the provisions of this Section 6.4(e), then such Shares shall not be taken into account for purposes of determining the prices under Section 6.4(c) hereof.

          (f) Whenever the Conversion Price and/or the Floor Price and/or the Cap Price and/or the Exercise Price is adjusted as provided in this Section 6.4, the Company will promptly provide a certificate of its chief financial officer, and, if requested by a Majority in Interest of Outstanding Preferred Stock or a Majority in Interest of Outstanding Warrants, will promptly obtain a certificate of a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company), setting forth the Conversion Price and/or the Floor Price and/or the Cap Price and/or the Exercise Price as so adjusted and a brief statement of facts accounting for such adjustment, and will mail a brief summary thereof to the holders of the Preferred Stock and the holders of the Warrants.

          (g) For the purpose of any computation under this Section 6, the current "Market Price" per share of Common Stock of the Company on any date
         ------------
shall be deemed to be the average of the Market Prices for the 10 consecutive trading dates commencing 12 trading days before such date.

            6.5.  Company's Consolidation or Merger.  If the Company shall at
                  ---------------------------------
any time consolidate with or merge into another corporation (where the Company is not the continuing corporation after such merger or consolidation), the holder of Preferred Stock or a Warrant shall thereafter be entitled to receive, upon the conversion thereof, the securities or property to which a holder of the number of Conversion Shares then deliverable upon the conversion thereof would have been entitled upon such consolidation or merger had such holder exercised or converted immediately prior to such consolidation or merger (subject to subsequent adjustments under Section 6.4 hereof), and the Company shall take such steps in connection with such consolidation or merger as may be reasonably necessary to assure such holder that the provisions of this Agreement shall thereafter be applicable in relation to any securities or property thereafter deliverable upon the conversion of the Preferred Stock and the Warrants, including, but not limited to, obtaining a written acknowledgment from the continuing corporation of its obligation to supply such securities or property upon such conversion. A sale of all or substantially all the assets of the Company shall be deemed a consolidation or merger for the foregoing purposes.

                 6.6. No Fractional Shares to be Issued.  No fractional
                      ---------------------------------
Conversion Shares shall be issued on any conversion.

                 6.7. Taxes on Conversion.  The issuance of certificates for
                      -------------------
Conversion Shares upon the conversion of Preferred Stock and/or Warrants shall be made without charge to the holders of Preferred Stock or Warrants converting such Preferred Stock or Warrants for any issue or stamp tax in respect of the issuance of such certificates, and such certificates shall be issued in respective names of, or in such names as may be directed by, the holders of the Preferred Stock or the holders of the Warrants so converted.

                 6.8. Notice to Holders of Preferred Stock or Warrants.  In case
                      ------------------------------------------------
at any time

                      (a) the Company shall take any action which would require an adjustment in the Conversion Price, the Floor Price, the Cap Price or the Exercise Price pursuant to Section 6.4(a) or (c) hereof; or

                      (b) the Company shall authorize the granting to the holders of its Common Stock of any Distribution on Common Stock as set forth in
Section 6.4(b) hereof; or

                      (c) there shall be any capital reorganization or reclassification of the Common Stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value of the Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or any sale or transfer of all or substantially all of the assets of the Company; or

                      (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give written notice to the holders of the Preferred Stock and the holders of the Warrants, not less than 30 days before any record date or other date set for definitive action, of the date on which such action, reorganization, reclassification, sale, transfer, consolidation, merger, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of any such action (to the extent such effect may be known at the date of such notice) on the current Conversion Price and/or Exercise Price and the kind and amount of the Shares and other securities and property deliverable upon conversion of the Preferred Stock or Warrants. Such notice shall also specify the date as of which the holders of record of Shares shall be entitled to exchange their Shares for securities or other property deliverable upon any such reorganization, reclassification, sale, transfer, consolidation, merger, dissolution, liquidation or winding-up, as the case may be.

            6.9.  Optional Redemption.  At any time from the Closing Date
                  -------------------
through and including the first anniversary of the Closing Date, the Company may at its option, and after the first anniversary of the Closing Date, the Company may with the prior written consent of each Purchaser, upon not less than 30 days prior written notice given by the Company to each Purchaser, redeem the Outstanding shares of Preferred Stock in full or in part in amounts aggregating not less than 1,000 shares of Preferred Stock at an optional redemption price equal to $1,000 per share plus the amount of any accrued but unpaid dividends on the shares of Preferred Stock to be so optionally redeemed to the date of optional redemption. Each optional redemption of less than all Outstanding shares of Preferred Stock shall be made pro rata in respect of Preferred Stock then Outstanding.

     SECTION 7.  AFFIRMATIVE COVENANTS

          The Company covenants and agrees as follows:

            7.1.  Use of Proceeds.  The Company will use the proceeds realized
                  ---------------
from the sale of the Preferred Stock and Warrants for working capital purposes.

            7.2.  Financial Information.  So long as any of the Preferred Stock
                  ---------------------
remains Outstanding, the Company will deliver to each holder of Preferred Stock:

                  (a) as soon as practicable, copies of all financial statements, proxy material or reports sent to the Company's or any Subsidiary's stockholders and of all reports or final registration statements filed with the Commission pursuant to the Securities Act or the Securities Exchange Act; and

                  (b) with reasonable promptness, such other information as any Purchaser may reasonably request from time to time.

All such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied.

          7.3. [Intentionally Omitted].
               -----------------------

          7.4. Inspection.  So long as any of the Preferred Stock remains
               ----------
Outstanding, the Company will permit the holders of the Preferred Stock and their authorized representatives, Andy Brown, Ernest Werlin and Peter Powers, to attend meetings of the Company's Board of Directors, to visit and inspect any of the properties of the Company and its Subsidiaries, if any, to examine their respective books of account and, subject to compliance with all applicable securities laws, to discuss their business, affairs, finances and accounts with their officers, all at such reasonable times and as often as may be reasonably requested.

            7.5.  Maintenance of Existence, Properties and Franchises;
                  ----------------------------------------------------
Compliance with Law; Taxes; Insurance.  So long as any of the Preferred Stock is
-------------------------------------
Outstanding, the Company will, and will cause each Subsidiary, if any, to:

                  (a) maintain their respective corporate existence, rights and other franchises in full force and effect;

                  (b) maintain their respective properties and assets in good repair, working order and condition so far as necessary or advantageous to the proper carrying on of their respective businesses;

                  (c) comply in all material respects with all applicable laws and with all applicable orders, rules, rulings, certificates, licenses, regulations, demands, judgments, writs, injunctions and decrees;

                  (d) pay promptly when due all taxes, governmental fees, assessments and other charges imposed upon their respective properties, assets or income which might, if unpaid, become a lien upon such properties or assets; provided, however, that payment of any such tax, fee, assessment or charge
--------  -------
shall not be necessary so long as the applicability or validity thereof shall be contested in good faith by appropriate proceedings and a reserve, if appropriate, shall have been established with respect thereto;

                  (e) pay all other claims or Indebtedness (including without limitation, materialmen's, vendor's, workmen's and like claims) before the same become a lien upon their respective properties, assets or income; and

                  (f) keep adequately insured, by financially sound and reputable insurers, all their respective properties of a character customarily insured by entities similarly situated, against loss or damage of the kinds and in amounts customarily insured against by such entities and with such deductibles or coinsurance as is customary.

            7.6.  Office for Exchange and Registration.  So long as any of the
                  ------------------------------------
Preferred Stock or Warrants is Outstanding, the Company will maintain an office or agency where Preferred Stock or Warrants may be presented for exchange, conversion or registration of transfer as provided in this Agreement. Such office or agency initially shall be the office of the Company set forth in
Section 20 hereof, which place may thereafter from time to time be changed by notice to the holders of all Preferred Stock and Warrants then Outstanding.

            7.7.  Notices.  So long as any of the Preferred Stock is
                  -------
Outstanding, the Company will give notice to all holders of the Preferred Stock promptly after any of its officers or directors learns (other than by notice from any of such holders) of the existence of any of the following:

                  (a) any Event of Noncompliance; and

                  (b) any material default under any evidence of Indebtedness or under any indenture, mortgage or other agreement relating to any evidence of Indebtedness in respect of which the Company or any Subsidiary is liable.

            7.8.  Reservation and Validity of Conversion Shares.  The Company
                  ---------------------------------------------
will take all such action as may be necessary to insure that all Conversion Shares which may be issued upon conversion of Preferred Stock and/or Warrants will, upon issuance, be legally and validly issued, fully paid, and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. Without limiting the generality of the foregoing, the Company will from time to time take all such action as may be required to insure that the par value per Conversion Share is at all times equal to or less than the lowest of the then applicable Conversion Price or then applicable Exercise Price. The Company will at all times have authorized and reserved a sufficient number of Conversion Shares to provide for the exercise of the rights represented by the Outstanding Preferred Stock and Warrants.

            7.9.  Listing of Conversion Shares.  If the Company shall list any
                  ----------------------------
Shares on any national securities exchange, it will, subject to the provisions of Section 18 hereof, take such action as may be necessary, from time to time, to list the Shares issuable upon conversion of all Preferred Stock and Warrants on such exchange (upon official notice of issuance, with respect to Conversion Shares not then issued).

            7.10. Securities Exchange Act Registration.  The Company will
                  ------------------------------------
maintain effective the registration of its common stock under the Securities Exchange Act and will file all reports required thereunder on a timely basis.

            7.11. Fiscal Year.  The fiscal year of the Company and its
                  -----------
Subsidiaries, if any, for tax, accounting and any other purposes shall end at the end of March of each calendar year.

     SECTION 8.  NEGATIVE COVENANTS

          The Company further covenants and agrees, so long as any Preferred Stock remains Outstanding, as follows:

            8.1.  Restricted Payments; Investments.  Neither the Company nor any
                  --------------------------------
Subsidiary, if any, will declare or make or permit to be declared or made (i) any Restricted Payment or (ii) any Investment in any Person; provided, however, that the Company may make Investments not to exceed $1,000,000 in the aggregate.

            8.2.  Sale of Substantial Portion of Assets.  From and after the
                  -------------------------------------
Closing Date, unless the Preferred Stock and the Warrants shall then be convertible into Conversion Shares, neither the Company nor any Subsidiary will sell or transfer (or agree to sell or transfer) to any Person (other than the Company or a Subsidiary, if any) assets which in the aggregate accounted for or provided 50% or more of the total revenues of the Company and its Subsidiaries, if any, for either the then preceding fiscal quarter or the then preceding fiscal year.

            8.3.  No Change in Business; Subsidiary Assets.  Unless the
                  ----------------------------------------
Preferred Stock and the Warrants shall then be convertible into Conversion Shares, the Company will not, and will not permit any Subsidiary to, change substantially the character of its business as conducted on the date of this Agreement.

            8.4.  Maintenance of Public Market.  Unless such transaction
                  ----------------------------
involves the acquisition by merger or otherwise of all of the Purchasers' securities, the Company will not proceed with a program of acquisition of Shares, initiate a corporate reorganization or recapitalization, or authorize or consent to any action which would have the effect of:

                  (a) removing the Company from registration with the Commission under the Securities Exchange Act, or

                  (b) reducing substantially or eliminating the public market for Shares as such public market existed on the date of this Agreement.

            8.5.  Indebtedness.  Neither the Company nor any Subsidiary will
                  ------------
incur or be or remain liable on any long-term Indebtedness exceeding in the aggregate at any one time 60% of the Company's total assets (determined in accordance with generally accepted accounting principles).

            8.6.  Liens.  Neither the Company nor any Subsidiary will create,
                  -----
incur, assume or suffer to exist, directly or indirectly any Lien on any of its property now owned or hereafter acquired to secure any Indebtedness of the Company or any such Subsidiary in the aggregate exceeding $500,000, other than:

                    (i) Liens existing on the date hereof and set out on Exhibit
                                                                         -------
          E hereto;
          -

                    (ii) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves in accordance with generally accepted accounting principles are being maintained;

                    (iii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

                    (iv) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);
                    (v) easements, rights-of-way, restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Company or any of its Subsidiaries; and

                    (vi) Liens in favor of one or more financial institutions securing working capital lines of credit.

            8.7.  Stock Options.  From and after the Closing Date, the Company
                  -------------
shall not, in any single fiscal year (April 1 to March 31) issue or agree to issue to any officer or employee of the Company or any Subsidiary any Shares, or any options, warrants or other rights to purchase or otherwise acquire Shares, in excess of (i) options to acquire 25,000 Shares of the Company's Common Stock (including the 25,000 Shares issuable upon exercise of such options) to any individual officer or employee of the Company or any Subsidiary, or (ii) options to acquire 200,000 Shares of the Company's Common Stock (including the 200,000 Shares issuable upon exercise of such options) to all officers or employees of the Company and any Subsidiary. Any non-qualified options issued from and after the Closing Date shall not have an exercise price of less than the fair market value of Shares on the date of grant. Options and warrants outstanding and duly granted as of December 9, 1996 shall retain their original rights and terms, including, but not limited to, vesting provisions. Provisions for accelerated vesting at the discretion of the Board of Directors related to options granted prior to December 9, 1996 shall remain in full force. This Section 8.7 shall not apply to the issuance by the Company of Shares, or options, warrants or other rights to purchase Shares, in connection with any Investment or any other acquisition or similar transaction by the Company.

     SECTION 9.  CONDITIONS TO THE COMPANY'S OBLIGATIONS

          Each Purchaser understands that the Company's obligation to sell the Preferred Stock and Warrants to the Purchasers hereunder is subject to satisfaction of the following conditions at the Closing:

            9.1.  Accuracy of Representations and Warranties.  The
                  ------------------------------------------
representations and warranties of each Purchaser herein or in any certificate or document delivered hereto shall be true and correct on and as of the Closing Date with the same effect as though made on and as of the Closing Date.

            9.2.  Purchase of all Preferred Stock and Warrants.  The
                  --------------------------------------------
Purchasers shall purchase in the aggregate all of the shares of Preferred Stock and Warrants set forth in Exhibit A hereto. The Purchasers shall deliver good
                          ---------
funds as payment in full of the amount equal to the purchase price of all shares of Preferred Stock and Warrants.

     SECTION 10. CONDITIONS TO PURCHASERS' OBLIGATIONS

          Your several and not joint obligations to purchase the Preferred Stock and Warrants hereunder is subject to satisfaction of the following conditions at the Closing:

            10.1.  Accuracy of Representations and Warranties; No
                   ----------------------------------------------
Noncompliance.  The representations and warranties of the Company herein or in
-------------
any certificate or document delivered pursuant hereto shall be true and correct on and as of the Closing Date with the same effect as though made on and as of the Closing Date. On the Closing Date there shall be no Event of Noncompliance or Potential Noncompliance.

            10.2.  Officers' Certificate.  Each Purchaser shall have received a
                   ---------------------
certificate dated the Closing Date and signed by the Chief Executive Officer and by the Chief Financial Officer of the Company, to the effect that, to the best knowledge of such officers, the conditions of Section 10.1 hereof have been satisfied.

            10.3.  Closing with Other Purchasers.  All Purchasers identified on
                   -----------------------------
Exhibit A hereto as purchasing Preferred Stock and Warrants shall complete their
---------
Closing simultaneously pursuant to this Agreement.

            10.4.  Proceedings.  All corporate and other proceedings in
                   -----------
connection with the transactions contemplated by the Purchase Documents, and all documents incident thereto, shall be in form and substance satisfactory to you and your special counsel, and you shall have received all such originals or certified or other copies of such documents as you or they may reasonably request.

            10.5.  Opinion of Company Counsel.  Each Purchaser shall have
                   --------------------------
received an opinion dated the Closing Date of Troy & Gould Professional Corporation counsel for the Company, in substantially the form set forth on Exhibit F hereto.
---------

            10.6.  Other Documents and Opinions.  You shall have received such
                   ----------------------------
other documents and opinions, in form and substance satisfactory to you and your special counsel, relating to matters incident to the transactions contemplated by the Purchase Documents as you may reasonably request.

     SECTION 11.  AMENDMENT AND WAIVER

          This Agreement may be amended (or any provision hereof or thereof waived) with the consent of a Majority in Interest of Outstanding Preferred Stock and the Company; provided, however, that no such amendment or waiver shall
                       --------  -------
change the time of payment of dividends on the Preferred Stock or the registration rights under Section 17 hereof, without the consent of the holder of the Preferred Stock or Conversion Shares so affected. The Company agrees that all holders of Preferred Stock shall be notified by the Company in advance of any proposed amendment or waiver, but failure to give such notice shall not in any way affect the validity of any such amendment or waiver. The Company and each holder of Preferred Stock then or thereafter Outstanding shall be bound by any amendment or waiver effected in accordance with the provisions of this
Section 11, whether or not the certificates evidencing such Preferred Stock shall have been marked to indicate such modification, but any Preferred Stock issued thereafter shall bear a notation as to any such modification (but the failure to bear any such notation shall not affect the validity of any such subsequently issued Preferred Stock, which shall be enforceable in accordance with its terms subject to any such modification). Promptly after obtaining the written consent of a Majority in Interest of Outstanding Preferred Stock, the Company shall transmit a copy of such modification to all of the holders of Preferred Stock then Outstanding. If such modification affects registration rights under Section 17 hereof, the Company shall also give a copy of such modification to the holders of Conversion Shares issued upon conversion of any of the Preferred Stock.

     SECTION 12. EXCHANGE OF PREFERRED STOCK AND WARRANTS; CANCELLATION OF
                 SURRENDERED PREFERRED STOCK AND WARRANTS

          (a) Subject to Section 16 hereof, at any time at the request of any holder of Preferred Stock or Warrants to the Company at its office provided under Section 7.6 hereof, the Company at its expense will issue and deliver to or upon the order of the holder in exchange therefor (i) new Preferred Stock registered in the name of such person or persons as may be designated by such holder for the same aggregate number of shares as the Preferred Stock surrendered and substantially in the form thereof, dated the date of the Preferred Stock so surrendered or (ii) new Warrants convertible into the same aggregate number of Conversion Shares as the Warrant or Warrants surrendered and substantially in the form thereof, dated the date of the Warrant or Warrants so surrendered. Any such new Preferred Stock shall bear any notation required by
Section 11 hereof.

          (b) Upon the conversion in whole or in part of any Preferred Stock or any Warrant, if only a portion of the Preferred Stock or only a fraction of the number of Conversion Shares subject to the Warrant is used in such conversion, then the Company shall execute and deliver to or upon the order of the holder thereof, at the expense of the Company, a new Preferred Stock certificate or Preferred Stock certificates evidencing the unused portion of such Preferred Stock or a new Warrant or Warrants convertible into the unused number of Conversion Shares.

          (c) All Preferred Stock certificates and all Warrants or portions thereof which have been converted shall be canceled by the Company and no Preferred Stock certificates shall be issued in lieu of the portion of the Preferred Stock, and no Warrants shall be issued in lieu of the portion of the Warrant, so converted.

     SECTION 13. REPLACEMENT OF PREFERRED STOCK CERTIFICATES AND WARRANTS

          Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock certificate or Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (if requested by the Company), or in the case of any such mutilation, upon surrender and cancellation of such Preferred Stock certificate or Warrant, the Company will issue a new Preferred Stock certificate or Warrant of like tenor in lieu of such lost, stolen, destroyed or mutilated Preferred Stock or Warrant as if the lost, stolen, destroyed or mutilated Preferred Stock certificate or Warrant were then surrendered for exchange. No Purchaser shall be required to furnish an indemnity bond in connection with any such loss, theft or destruction.

     SECTION 14. EVENTS OF NONCOMPLIANCE

          If any of the following events (each herein called an "Event of
                                                                 --------
Noncompliance") shall occur and be continuing:
-------------

          (a) If the Company shall default in the payment of any Preferred Stock dividend, when the same shall become due and payable, and such default shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the Company by a Purchaser; or

          (b) If the Company shall fail to pay any other amount payable hereunder when due, and such default shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the Company by a Purchaser; or

          (c) If the Company shall default in the performance of any agreement or covenant contained in Section 8, and, if capable of being remedied, such default shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the Company by a Purchaser; or

          (d) If the Company shall default in any material respect in the performance of any agreement or covenant, other than those referred to in clauses (a) and (b) of this Section 14, contained in this Agreement or in any of the other Purchase Documents, and, if capable of being remedied, such default shall remain unremedied for thirty (30) days after the earlier of (i) the Company's obtaining actual knowledge thereof, or (ii) written notice thereof shall have been given to the Company by a Purchaser; or

          (e) If the Company or any of its Subsidiaries shall fail to make any payment of principal of or interest on any Indebtedness of the Company or such Subsidiary exceeding $500,000 in the aggregate when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace period provided for in the agreement(s) or instrument(s) creating or evidencing such Indebtedness; or

          (f) If the Company or any of its Subsidiaries shall fail to observe or perform any covenant or agreement contained in any agreement or instrument relating to any Indebtedness in excess of $500,000 in the aggregate within any applicable grace period provided for in the agreement(s) or instrument(s) creating or evidencing such Indebtedness, or any other event shall occur if the effect of such failure or other event is to accelerate the maturity of such Indebtedness and such Indebtedness is accelerated by the holder thereof; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity; or

          (g) If a judgment which, either alone or together with other outstanding judgments against the Company and its Subsidiaries, if any, exceeding an aggregate of $500,000 shall be rendered against the Company or any Subsidiary and such judgment shall have continued undischarged or unstayed for 45 days after entry thereof unless such judgment has been fully bonded by the Company; or

          (h) If a Plan shall fail to maintain the minimum funding standard required by Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under Section 412(d), or a Plan is, shall have been or is likely to be, terminated or the subject of termination proceedings under ERISA, or the Company or an ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, and there shall result from any such event or events either a liability or a material risk of incurring a liability to the PBGC or a Plan which, in the opinion of the Purchasers, will have a material adverse effect upon the business, financial condition, results of operations or prospects of the Company and its Subsidiaries, taken as a whole; or

          (i) If the Company or any Subsidiary shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts or if a receiver or trustee shall be appointed for the Company or any Subsidiary or for substantially all of its assets and, if appointed without its consent, such appointment is not discharged or stayed within 60 days; or if proceedings under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against the Company or any Subsidiary, and, if contested by it, are not dismissed or stayed within 60 days; or if any writ of attachment or execution or any similar process is issued or levied against the Company or any Subsidiary or any significant part of its property and is not released, stayed, bonded or vacated within 60 days after its issue or levy; or if the Company or any Subsidiary takes corporate action in furtherance of any of the foregoing;

then and in each event a Majority in Interest of Outstanding Preferred Stock may at any time at its or their option, by written notice or notices to the Company, call a special meeting of stockholders at which the Preferred Stock shall have the right to elect a majority of the entire Board of Directors of the Company until such time, if any as all Events of Noncompliance shall have been cured.

     SECTION 15. REMEDIES

          (a) In case any one or more Events of Noncompliance shall occur and be continuing, the holders of Preferred Stock then Outstanding may proceed to protect and enforce the rights of such holders by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or for any other remedy (including, without limitation, damages).

          (b) In case of a default in the observance of any other agreement or covenant of the Company in any Purchase Document, the Company will pay to the holder thereof or party thereto such further amount as shall be sufficient to cover any and all costs and expenses of enforcement and collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of any holder of any Preferred Stock in exercising any rights or remedies shall operate as a waiver thereof or otherwise prejudice such holder's rights. No right or remedy conferred hereby shall be exclusive of any other right or remedy referred to herein or therein or available at law, in equity, by statute or otherwise.

          (c) You shall, in addition to other remedies provided by law, have the right and remedy to have the provisions of this Agreement (including, without limitation, Sections 6 and 17 hereof) specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any breach or threatened breach of the provisions of this Agreement (including, without limitation, Sections 6 and 17 hereof) will cause irreparable injury to you and that money damages will not provide an adequate remedy. Nothing contained herein shall be construed as prohibiting you from pursuing any other remedies available to you for such breach or threatened breach, including the recovery of damages from the Company.

          (d) The provisions of this Agreement shall survive the conversion of all Preferred Stock and Warrants, but the representations and warranties made by the Company herein shall only survive for three years from the Closing Date.

     SECTION 16. RESTRICTIONS ON TRANSFER

          (a) Each holder of Preferred Stock and each holder of a Warrant by acceptance thereof agrees that it will not sell or otherwise dispose of any of the Preferred Stock, Warrants or Conversion Shares issuable upon conversion thereof unless (i) such Preferred Stock, Warrants or Conversion Shares, as the case may be, have been registered under the Securities Act, or (ii) such Preferred Stock, Warrants or Conversion Shares, as the case may be, are sold in accordance with the applicable requirements and limitations of Rule 144 under the Securities Act (or any successor rule, regulation or statute to Rule 144), or (iii) the Company has been furnished with an opinion or opinions reasonably satisfactory to the Company's counsel to the effect that registration under the Securities Act is not required for the transfer as proposed (which opinion may be conditioned upon the transferee's assuming the obligations of a holder of Preferred Stock, Warrants or Conversion Shares under this Section 16), or (iv) the Company has been furnished with a letter from the Division of Corporate Finance of the Commission to the effect that such Division would not recommend any action to the Commission if such proposed transfer were effected without a registration statement effective under the Securities Act. The Company agrees that within 3 Business Days after receipt of any opinion referred to in (iii) above, it will notify the holder supplying such opinion whether such opinion is satisfactory to the Company.

          (b) The Company may endorse on all Preferred Stock certificates, on all Warrants and on all certificates evidencing Conversion Shares a legend stating or referring to the transfer restrictions contained in paragraph (a) above; provided that no such legend shall be endorsed on any Preferred Stock certificates or Warrants or Conversion Share certificates which, when issued, are no longer subject to the restrictions of this Section 16, and provided,
                                                                  --------
further, that if a transfer is made pursuant to clause (i), (ii) or (iv) of
-------
paragraph (a) or if an opinion of counsel provided pursuant to clause (iii) of paragraph (a) concludes that the legend is no longer necessary, the Company will deliver upon transfer Preferred Stock Certificates, Warrants or certificates evidencing Conversion Shares without such legends.

     SECTION 17. REGISTRATION RIGHTS

            17.1.  Registration at the Request of Holders.
                   --------------------------------------

                   (a) The Company agrees that from time to time after the earlier to occur of (i) the first anniversary of the Closing Date and (ii) any Conversion Date, upon receipt of a Registration Demand satisfying the conditions under Section 17.1(b) hereof, the Company will (A) promptly (at least 30 days prior to the filing date) give written notice of the proposed registration to each holder of Preferred Stock, Warrants or Conversion Shares and (B) with reasonable promptness, and in any case not later than 75 days after receipt by the Company of the Registration Demand, file a registration statement with the Commission relating to all Conversion Shares as to which registration is requested in the Registration Demand and use its best efforts to make such registration statement become effective and to qualify the same under the Blue Sky laws of such states as may be reasonably requested in the Registration Demand. The Company shall also include under such registration statement any Conversion Shares requested to be so included by any other holder of Preferred Stock, Warrants or Conversion Shares by written notice delivered to the Company within 30 days after the sending of the notice provided for in (A) above, and may include under such registration statement Shares to be sold directly by the Company or others; provided, however, that
                   --------  -------
the Company may not include any Shares to be sold directly by the Company or others to the extent that the underwriter or underwriters of such securities shall determine in good faith that the inclusion of such Shares would interfere with the prompt effectiveness of the registration statement or the successful sale of all Conversion Shares proposed to be sold by the holders of Preferred Stock, Warrants or Conversion Shares.

          (b) A "Registration Demand" shall be a written notice from one or more
                 -------------------
holders of Preferred Stock, Warrants or Conversion Shares stating that such holder or holders desire to sell Conversion Shares under circumstances requiring registration under the Securities Act and requesting that the Company effect registration with respect to the Conversion Shares held or to be held after conversion by such holder or holders, provided that such holder or holders
                                      --------
giving such notice either (i) hold Preferred Stock, Warrants or Conversion Shares representing, or entitling the holder thereof to obtain upon conversion, in the aggregate not less than 25% of the sum of (A) the number of Conversion Shares then obtainable upon conversion of all Preferred Stock and Warrants then Outstanding and (B) the number of Conversion Shares then Outstanding from the previous conversion of Preferred Stock and Warrants or (ii) in the case of a registration statement on Form S-3 under the Securities Act (or any successor form), either (A) hold Preferred Stock, Warrants or Conversion Shares representing, or entitling the holder thereof to obtain upon conversion, in the aggregate not less than 100,000 Conversion Shares or (B) hold at least 500 shares of Preferred Stock; provided, further, that any such proposed sale of
                           --------  -------
Conversion Shares must involve gross offering proceeds (before underwriting fees and commission) of at least $500,000 in the case of the preceding clause (i) and at least $250,000 in the case of the preceding clause (ii); provided, further,
                                                            --------  -------
that if a holder of Preferred Stock, Warrants or Conversion Shares gives one Registration Demand under the preceding clause (i), if such Registration Demand is not withdrawn under Section 17.1(c) hereof and if the Company provides the registration rights with respect to such Registration Demand which the Company is required to provide under this Section 17, then such holder may not give a second Registration Demand under the preceding clause (i) but may participate, upon the terms of this Section 17, in any registration resulting from one or more other holders giving a Registration Demand.

          (c) The Company shall be obligated to effect registration and qualification pursuant to Section 17.1(a) once with respect to a demand under clause (i) of Section 17.1(b) hereof unless, in the opinion of the lead underwriter for the offering, all of the Conversion Shares should not be included in the first registration statement, in which event the Company shall be obligated to effect a second registration and qualification pursuant to
Section 17.1(a) with respect to the Conversion Shares not included in the first registration statement, and twice with respect to a demand under clause (ii) of
Section 17.1(b) hereof; provided, however, that the Company shall not be
                        --------  -------
obligated to effect registration and qualification more than once in any twelve month period; and provided, further, that if the holders who have requested a
                  --------  -------
filing of a registration statement under Section 17.1 inform the Company by written notice that they are withdrawing the request and agree to pay all of the Company's out-of-pocket expenses (including reasonable legal fees) with respect to such registration and qualification incurred to the date of the notice under this proviso, then the registration statement need not be filed and the whole effort will not count as a registration and qualification to be provided by the Company pursuant to
Section 17.1(a).

            17.2.  Piggyback Rights.  If the Company shall at any time after the
                   ----------------
earlier to occur of (i) the first anniversary of the Closing Date and (ii) any Conversion Date propose to file a registration statement under the Securities Act for any underwritten sales of Shares (or any warrants, units, convertibles, rights or other securities related or linked to any Shares), the Company shall give written notice of such registration no later than 30 days before its filing with the Commission to all holders of Preferred Stock, Warrants or Conversion Shares issued upon conversion thereof. If any such holders of Preferred Stock, Warrants or Conversion Shares so request within 15 days after the giving of such notice, the Company shall include in any such registration the Conversion Shares then held, or to be held after conversion of Preferred Stock and/or Warrants by such holders, but the Company shall not be obligated to so include the Conversion Shares to the extent the underwriter or underwriters of such securities being otherwise registered by the Company shall determine in good faith that the inclusion of such Conversion Shares would interfere with the successful sale of such other securities proposed to be sold by such underwriter or underwriters, in which case such holders of Preferred Stock, Warrants and Conversion Shares shall be entitled to participate in any such reduced number of Conversion Shares (if any) which may be included in such registration in proportion to their relative holdings of Conversion Shares (whether such Conversion Shares are held directly or through the right to obtain such Conversion Shares upon the conversion of Preferred Stock or Warrants held by such holders); provided, however, that in any case other than a primary
                  --------  -------
offering in which no selling stockholders participate, the holders of Preferred Stock, Warrants or Conversion Shares shall have the right to have at least 25% of the Conversion Shares then Outstanding or underlying Outstanding Preferred Stock and Warrants included in the first registration statement which is filed by the Company after the Closing Date and which meets the requirements of the first sentence of this Section 17.2; provided, further, that the holders of
                                     --------  -------
Preferred Stock, Warrants and Conversion Shares desiring to participate in the registration shall be entitled to participate in such 25% pro rata in proportion
                                                          --- ----
to their relative holdings of Conversion Shares (whether such Conversion Shares are held directly or through the right to obtain such Conversion Shares upon the conversion of Preferred Stock or Warrants held by such holders). The obligations and rights of the Company and the holders under this Section 17.2 shall not affect in any way their obligations and rights under Section 17.1.
Any holder of Preferred Stock, Warrants or Conversion Shares shall, as a condition to the Company's obligation to include securities held by such holder in any such registration, agree to execute an underwriting agreement in customary form as selling shareholders. Notwithstanding the provisions of Sections 17.1, in the event that the Company shall file a registration statement under the Securities Act as described in this Section 17.2, the right of the holders of Preferred Stock, Warrants or Conversion Shares to give a Registration Demand shall be suspended until the date 90 days following the effective date of such registration statement (or until such earlier date as the Company shall have completed the sale and distribution of all shares to be sold pursuant to such registration).

            17.3.  Expenses.  Subject to the limitations contained in this
                   --------
Section 17.3 and except as otherwise specifically provided in this Section 17, the entire costs and expenses of only the first of the registrations and qualifications demanded pursuant to clause (i) of Section 17.1(b) hereof, all of the registrations and qualifications demanded pursuant to clause (ii) of Section 17.1(b) hereof and of all registrations and qualifications pursuant to Section
17.2 hereof shall be borne by the Company. A proportionate share (based on the number of Shares included therein) of all costs and expenses of other registrations and qualifications demanded pursuant hereto shall be borne by the selling shareholders making such demands. Such costs and expenses shall include, without limitation, the reasonable fees and expenses of counsel for the Company and of its accountants, all other costs, fees and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the Shares and the costs and expenses (including fees and disbursements of counsel) incurred in connection with the qualification of the Shares under the Blue Sky laws of various jurisdictions, except that the holders of the Shares shall bear all selling fees and commissions of any underwriter applicable to such Shares.

            17.4.  Procedures.
                   ----------

                   (a) In the case of each registration or qualification pursuant to Section 17.1 or 17.2 hereof, the Company will keep all holders of Preferred Stock, Warrants or Conversion Shares advised in writing as to the initiation of proceedings for such registration and qualification and as to the completion thereof, and will advise any such holder, upon request, of the progress of such proceedings.

                   (b) At its expense, the Company will keep each registration and qualification under this Section 17 effective (and in compliance with the Securities Act) by such action as may be necessary or appropriate for a period of 180 days after the effective date of such registration statement (or until such earlier date as each holder of Conversion Shares shall have completed the sale and distribution of all Conversion Shares to be sold pursuant thereto), including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration statement current and the further qualification under any applicable Blue Sky or other state securities laws to permit such sale or distribution, all as requested by such holder or holders. The Company will immediately notify each holder on whose behalf Conversion Shares have been registered pursuant to this Section 17 at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of an event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and each holder shall refrain from selling any Conversion Shares until he has received an updated Prospectus from the Company.

          (c) The Company will furnish to each holder on whose behalf Conversion Shares have been registered pursuant to this Section 17 a signed counterpart, addressed to such holder, of (i) an opinion of counsel for the Company, dated the effective date of such registration statement, and (ii) a so-called "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, and such opinion of counsel and accountants' letter shall cover substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in connection with underwritten public offerings of securities.

          (d) Without limiting any other provision hereof, in connection with any registration of Shares under this Section 17, the Company will use its best efforts to comply with the Securities Act, the Securities Exchange Act and all applicable rules and regulations of the Commission, and will make generally available to its securities holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) and Rule 158 of the Securities Act.

          (e) In connection with any registration of Conversion Shares under this Section 17, the Company will provide, if appropriate, a transfer agent and registrar for the Shares not later than the effective date of such registration statement.

          (f) In connection with any registration of Conversion Shares under this Section 17, the Company will, if requested by the underwriters for any Conversion Shares included in such registration, enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities.

          (g) If the Company at any time proposes to register any of its securities under the Securities Act, other than pursuant to a request made under
Section 17.1 hereof, whether or not for sale for its own account, and such securities are to be distributed by or through one or more underwriters, then the Company will make reasonable efforts, if requested by any holder of Preferred Stock, Warrants or Conversion Shares who requests registration of Conversion Shares in connection therewith pursuant to Section 17.2 hereof, to arrange for such underwriters to include such Conversion Shares among the securities to be distributed by or through such underwriters. The holders on whose behalf Conversion Shares are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Conversion Shares.

          (h) Each registration statement, prospectus, amendment, supplement or any other document filed with respect to a registration under this Section 17 shall be subject to review and, with respect to information concerning the Purchasers, approval, by the holders registering Shares in such registration and by their counsel. Each holder of Preferred Stock, Warrants or Conversion Shares participating in any registration described in this Section 17 will provide the Company with such information as may reasonably be requested by the Company in connection with such registration, and will promptly notify the Company of any changes in such information required to be disclosed in such registration.

            17.5.  Provision of Documents.  The Company will, at the expense of
                   ----------------------
the Company, furnish to each holder of Preferred Stock, Warrants or Conversion Shares with respect to which registration has been effected, such number of registration statements, prospectuses, offering circulars and other documents incident to any registration or qualification referred to in Sections 17.1 or
17.2 hereof as such holder from time to time may reasonably request.

            17.6.  Indemnification.
                   ---------------

                   (a) The Company will indemnify and hold harmless each holder of Conversion Shares and any underwriter (as defined in the Securities Act) for such holder and each Person, if any, who controls the holder or underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) to which the holder or underwriter or such controlling Person may be subject, under the Securities Act or otherwise, insofar as any thereof arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Conversion Shares were registered under the Securities Act pursuant to Sections 17.1 or 17.2 hereof, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company in writing by such holder or by any underwriter for such holder expressly for use therein.

                   (b) Each Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) to which the Company may be subject, under the Securities Act or otherwise, insofar as any thereof (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which Conversion Shares were registered under the Securities Act pursuant to Sections 17.1 or 17.2 hereof, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company in writing by such Purchaser expressly for use therein.

                  (c) Promptly after receipt by an indemnified party under this
Section 17.6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 17.6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 17.6. In case any such action is brought against any indemnified party, and it notifies the indemnifying party, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the
--------  -------
indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties. After notice from the indemnified party, the indemnifying party will not be liable to such indemnified party under this Section 17.6 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless: (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances); or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 17.6, in which case the indemnified party may effect such a settlement without such consent.

            17.7.  Denial of Registration Rights.  The Company shall have the
                   -----------------------------
right to deny to any holder of Preferred Stock, Warrants or Conversion Shares the registration rights granted under this Section 17 if such holder of Preferred Stock,

Warrants or Conversion Shares is at the time able to sell all of the Conversion Shares sought to be registered without registration or qualification under the Securities Act or any other applicable securities law over a three month period pursuant to Rule 144 under the Securities Act. If the Company in good faith believes that such condition has been satisfied and that the Company is therefore entitled to deny to a holder the registration rights granted under this Section 17, then the Company may give notice of such conclusion to such holder and such registration rights shall thereupon be denied to such holder unless Moses & Singer LLP or other special counsel for such holder (which other special counsel shall be reasonably satisfactory to the Company) delivers its opinion to the Company (within 30 days following such holder's receipt of such notice of denial from the Company) to the effect that such counsel believes that the foregoing conditions for denial of the registration rights under this
Section 17 have not been satisfied, in which case all such registration rights under this Section 17 shall remain available to such holder.

     SECTION 18. CERTAIN FEES AND EXPENSES

          (a) The Company will pay on demand all reasonable costs and expenses of the Purchasers in connection with the preparation, execution and delivery of, preservation of rights under and enforcement of this Agreement and the other Purchase Documents (including, without limitation, the reasonable fees and expenses of Moses & Singer LLP, special counsel to the Purchasers, and of any certified public accountants retained by the Purchasers).

          (b) The Company represents and warrants to the Purchasers that there is no liability for (and the Company will pay and indemnify the Purchaser against) any fees or expenses (or claims therefor) of any investment banker, finder or broker employed by the Company in connection with the Purchase Documents or any of the transactions contemplated thereby, except that the Company will pay $125,000 and warrants to purchase 100,000 Shares at an exercise price of $3.125 per Share to Strategic Growth International, Inc. upon the closing of the sale of 2,496 shares of Preferred Stock to the Purchasers. The Purchasers each represent that such Purchaser's have not employed any investment banker, broker-dealer or finder in connection with the Purchase Documents or any of the transactions contemplated thereby, and such Purchaser will pay and indemnify the Company against any fees or expenses (or claims therefore) of any such Person.

     SECTION 19. HOME OFFICE PAYMENTS

          As long as any Purchaser or any institutional holder which is a direct or indirect transferee from any Purchaser, shall be the holder of any Preferred Stock, the Company will make payments in respect of Preferred Stock by check payable to the order of the holder of any such Preferred Stock duly mailed or delivered to a Purchaser at the address of such Purchaser specified in Exhibit
                                                                       -------
A, or at such other address as such Purchaser or such other holder may designate
-
in writing, or, if requested by any Purchaser or such other holder, by wire transfer to its (or its nominee's) account at any bank or trust company in the United States of America, notwithstanding any contrary provision herein with respect to the place of payment. All such payments shall be made in immediately available funds.

     SECTION 20. NOTICES

          Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, consents and other communications hereunder or with respect to any Preferred Stock, Warrant or Conversion Share shall be in writing and shall be hand delivered or shall be sent by telecopier (confirmed by registered or certified mail, postage prepaid), to the following addresses:

              (a) If to you or your nominee, at your respective addresses as set forth in Exhibit A hereto, or at such other addresses as may have been furnished
         ---------
to the Company by you in writing; or


              (b) If to any other holder of Preferred Stock, at such address as the registered holder thereof shall have designated to the Company by a written notice stating that such holder has acquired such Preferred Stock and designating such address; or

              (c) If to any other holder of a Warrant, at such address as the registered holder thereof shall have designated to the Company by a written notice stating that such holder has acquired such Warrant and designating such address; or

              (d) If to the Company, at 9600 Topanga Canyon Boulevard, Chatsworth, California 91311, or at such other address as may have been furnished in writing by the Company to you and to the other holders of Preferred Stock or Warrants or Conversion Shares.

Whenever any notice is required to be given hereunder, such notice shall be deemed given and such requirement satisfied only when such notice is delivered or, if sent by telecopier, when received, unless otherwise expressly specified or permitted by the terms hereof.

     SECTION 21. MISCELLANEOUS

            21.1.  Entire Agreement.  The Purchase Documents contain the
                   ----------------
entire agreement between you and the Company, and supersede any prior oral or written agreements, commitments, terms or understandings, regarding the subject matter hereof.

            21.2.  Survival.  All agreements, representations and warranties
                   --------
contained in the Purchase Documents or any document or certificate delivered pursuant thereto shall survive, and shall continue in effect following, the execution and delivery of the Purchase Documents, any investigation at any time made by you or on your behalf or by any other Person, the issuance, sale and delivery of the Preferred Stock, the Warrants, any disposition thereof, any conversion of the Preferred Stock or Warrants into Conversion Shares and any disposition thereof. All statements contained in any certificate or other document delivered by or on behalf of the Company pursuant to any of the Purchase Documents shall constitute representations and warranties by the Company hereunder.

            21.3.  Counterparts.  This Agreement may be executed by the
                   ------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart.

            21.4.  Headings.  The headings and captions in this Agreement and
                   --------
the table of contents are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

            21.5.  Binding Effect and Assignment.
                   -----------------------------

                   (a) The terms of this Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns whether so expressed or not.

                   (b) The Company may not assign any of its obligations, duties or rights under this Agreement, or under the Preferred Stock or the Warrants issued hereunder, except with your consent.

                   (c) In addition to any assignment by operation of law, each of you may assign, in whole or in part, any or all of your respective rights (and/or obligations) under the Purchase Documents to any permitted transferee of any or all of your Preferred Stock, Warrants or Conversion Shares, and (unless such assignment expressly provides otherwise) any such assignment shall not diminish the rights each of you would otherwise have under the Purchase Documents.

            21.6.  Severability.  Any provision of any of the Purchase Documents
                   ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            21.7.  Governing Law.  This Agreement shall be governed by, and
                   -------------
construed in accordance with, the laws of the State of New York (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

            21.8.  Jurisdiction and Venue.  Without limiting the jurisdiction or
                   ----------------------
venue of any other court, the Company and each Purchaser (i) agrees that any suit, action or proceeding arising out of or relating to any of the Purchase Documents or the Conversion Shares may be brought in the courts of the State of New York or of the United States of America located in the City of New York;
(ii) consents to the jurisdiction of any such court in any suit, action or proceeding relating to or arising out of any of the Purchase Documents or the Conversion Shares; (iii) waives any objection which it may have to the laying of venue in any such suit, action or proceeding in any such court; and (iv) agrees that service of any court paper may be made in such manner as may be provided under applicable laws or court rules governing service of process. Effective on the date of this Agreement, the Company hereby appoints CT Corporation System as its authorized agent upon which process may be served on its behalf (with a copy of such service to the Company as set forth above) by any Purchaser or any subsequent holder of Preferred Stock, Warrants or Conversion Shares in any suit, action or proceeding arising out of or based upon any of the Purchase Documents or the Conversion Shares. Such appointment shall be irrevocable as long as any rights survive hereunder in favor of the Purchasers unless and until the appointment of a successor authorized agent reasonably acceptable to the Purchasers as such authorized agent, and such successor's acceptance of such appointment and written notice thereof, shall have been given to the Purchasers. The Company shall take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment or appointments in full force and effect as aforesaid.


                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

          If the foregoing correctly sets forth our understanding, please sign below on the enclosed counterpart of this Agreement and return the same to the undersigned, whereupon this Agreement shall become a binding contract between you and the Company as of December 9, 1996.

                                Very truly yours,

                                CHATCOM, INC.


                                By: /s/ James B. Mariner
                                   -----------------------------
                                   Name:  James B. Mariner
                                   Title: President and Chief
                                   Executive Officer

ACCEPTED AND AGREED:

THE HIGH VIEW FUND, L.P.

By:  High View Capital Corporation,
     general partner


     By: /s/  Andrew Brown
        ------------------------------
        Title:  Managing Director

THE HIGH VIEW FUND

By:  High View Asset Management Corp.,
     its attorney-in-fact

     By: /s/  Andrew Brown
        ------------------------------
        Title:  Managing Director

                                                                       EXHIBIT A
                                                                       ---------


                        CONVERTIBLE PREFERRED STOCK AND
                     WARRANTS PURCHASED BY EACH PURCHASER
                     ------------------------------------


                                  SERIES D        WARRANTS (NO. OF    AGGREGATE
     PURCHASER'S NAME         PREFERRED STOCK    SHARES INTO WHICH     PURCHASE
        AND ADDRESS           (NO. OF SHARES)       CONVERTIBLE)        PRICE
---------------------------   ----------------   ------------------   ----------
The High View Fund, L.P.           1,248              200,000         $1,250,000
805 Third Avenue
14th Floor
New York, NY 10022
Attention: Andrew Brown

The High View Fund                 1,248              200,000         $1,250,000
805 Third Avenue
14th Floor
New York, NY 10022
Attention: Andrew Brown


                                                                     EXHIBIT B-1
                                                                     -----------

           Incorporated under the Laws of California March 22, 1992

                              SERIES D PREFERRED
                            REDEEMABLE CONVERTIBLE
                                    VOTING

                                 CHATCOM, INC.

Preferred Stock 1,000,000 shares    Common Stock 25,000,000 shares

This Certifies that   [name] is the record holder of        Series D
                      ------                        --------
Preferred Shares of the Capital Stock of


                                 ChatCom, Inc.

transferrable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed or assigned.

A statement of the rights, preferences and restrictions granted to or imposed upon th repsective classes or series of shares of stock of the Corporation authorized to be issued and upon the holders thereof may be obtained by any stockholder, upon request and without charge, at the principal office of the Corporation. All Series D Preferred Shares may be convertible immediately after the date of issuance until 12/12/97 at the election of the corporation and from 12/13/97 to 12/12/98 at the election of the holders thereof.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate to be hereunto affixed this 13th day of December A.D. 1996.

                       Secretary                      President
----------------------            --------------------

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                                [Corporate Seal]

                                                                       EXHIBIT B
                                                                       ---------

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.



                        -------------------------------



                      VOID AFTER 5:00 P.M. NEW YORK TIME,
                               December __, 2001



No.                                                                   Warrants
    ---------                                               ---------



                                 CHATCOM, INC.

           (Incorporated Under the Laws of the State of California)

                 WARRANT CERTIFICATE REPRESENTING WARRANTS TO
                     PURCHASE COMMON STOCK, NO PAR VALUE,
                              AT $3.125 PER SHARE


          This certifies that, for value received, CHATCOM, INC., a California corporation (the "Company"), upon the surrender of this Warrant Certificate to the Company as provided in the Purchase Agreement referred to below, provided, and only if, this Warrant Certificate shall be so surrendered after 9:00 A.M., New York time, on May 1, 1997 and prior to 5:00 P.M., New York time, on December 9, 2001 (such date after which the Warrants represented by this Warrant Certificate are no longer exercisable being referred to herein as the "Expiration Date"), will sell and deliver, or cause to be sold and delivered, to _________________________ or registered assigns, subject to the terms and conditions herein set forth, a certificate for fully paid and non-assessable shares of Common Stock, no par value ("Common Stock"), of the Company upon payment of the Warrant

Price, as defined below, for each of the Warrants represented hereby which is then exercised. Subject to adjustment as provided in the Purchase Agreement, the Warrant Price payable on the exercise of each Warrant (referred to herein as the "Warrant Price") shall be $3.125 per share of Common Stock until 5:00 P.M. New York time on the Expiration Date. The Warrant Price shall be payable in cash or by certified check.

          This Warrant is one of a duly authorized issue of Warrants, aggregating Warrants to purchase up to 400,000 shares of Common Stock, issued pursuant to the Purchase Agreement dated as of December 9, 1996, between the Company and the Purchasers named in such Purchase Agreement. Such Purchase Agreement is herein referred to as the "Purchase Agreement".

          This Warrant is subject to the provisions of and is entitled to the benefits of the Purchase Agreement. The Purchase Agreement provides, inter
                                                                      -----
alia, for the meeting of certain covenants by the Company and for certain
----
registration rights, in each case upon the terms and conditions set forth in the Purchase Agreement. Reference is hereby made to the Purchase Agreement for a more complete statement of the rights and limitations of rights of the registered holder hereof and the rights and obligations of the Company thereunder. A copy of the Purchase Agreement is on file at the principal office of the Company in Chatsworth, California. Each holder of this Warrant, by accepting the same, agrees to and shall be bound by the provisions of the Purchase Agreement.

          This Warrant is convertible into Common Stock in the manner, and upon the terms and conditions, including, without limitation, anti-dilution provisions, provided in the Purchase Agreement.

          This Warrant is delivered in and shall be construed and enforced in accordance with and governed by the laws of the State of New York (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

          The Company may treat the person in whose name this Warrant is registered as the owner and holder of this Warrant for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary (except that the Company shall comply with the provisions of Section 12 of the Purchase Agreement regarding the issuance of a new Warrant or Warrants to permitted transferees).

          IN WITNESS WHEREOF, CHATCOM, INC. has caused this Warrant to be dated and to be executed and issued on its behalf by its officer thereto duly authorized and its corporate seal to be hereunto duly affixed.

Dated:  Chatsworth, California
          December __, 1996



                           CHATCOM, INC.


(Corporate Seal]           By:_______________________
                              Title:
Attested:


_____________________

                                                                       Exhibit C
                                                                       ---------

            SCHEDULE OF OPTIONS, WARRANTS AND COMMON STOCK RESERVES

                                            Shares
                                          Underlying                   Average                       Exercise
                                           Option or                  Exercise                         Price
                                            Warrant                     Price                          Range
                             --------------------------------------------------------------------------------------------

        Stock Options
        -------------

Granted to Officers                         870,500                       $2.23                       $1.88-$5.00

Directors:
  Pursuant to Employment
   Agreements                               400,000                       $0.60                       $      0.60
  As Consideration for Loan
   Guarantees                               300,000                       $0.60                       $      0.60
  As Consideration for
   Service as
   Interim President & CEO                   40,000                       $2.54                       $1.75-$3.69
  For Service as Outside
   Directors                                273,000                       $1.99                       $0.60-$4.03
  For Service as Committee
   Chairmen                                 125,000                       $2.56                       $      2.56
                             ------------------------------------------------------------------------------------
Total Director Options                    1,138,000                       $1.22                       $0.60-$4.03

Total Officers & Directors                2,008,500                       $1.65                       $0.60-$5.00

Consulting Options                          200,000                       $1.50                       $      1.50
Employee Options                            183,850                       $2.25                       $2.13-$2.70
                             ------------------------------------------------------------------------------------

TOTAL OPTIONS                             2,392,350                       $1.69                       $0.60-$5.00

        Stock Warrants
        --------------

1992 Private Placement
 Warrants                                   666,667                       $0.75                       $      0.75
1994 Private Placement
 Warrants                                   213,904                       $1.87                       $      1.87
Warrants Granted for
 Extension of Debt                           29,465                       $2.80                       $      2.80
1995 Private Placement
 Warrants                                 1,721,248                       $2.80                       $      2.80
Finders' Fee Warrants                        30,000                       $3.00                       $      3.00
                             ------------------------------------------------------------------------------------
TOTAL WARRANTS                            2,661,284                       $2.21                       $0.80-$3.00

TOTAL OPTIONS AND WARRANTS                5,053,634                       $1.96                       $0.60-$5.00

RESERVES FOR ISSUANCE OF COMMON STOCK
Outstanding Options and
 Warrants                                5,053,634
Reserve for Ungranted
 Options under
 the 1994 Stock Option Plan                587,150
Reserve for Conversion of
 Series D

  Preferred Stock (High View
   Placement)                             1,666,667
High View Warrants                          400,000
Strategic Growth Warrants                   100,000   *
                             ----------------------
TOTAL RESERVES                            7,807,450

Common Shares Outstanding                 9,826,893
                             ----------------------

Total Outstanding and
 Reserved                                17,634,343
Total Authorized                         25,000,000
                             ----------------------
Balance Available                         7,365,657


* Represents warrants to be issued to Strategic Growth International, Inc. pursuant to a finders' fee agreement related to the private placement of Series D Preferred Stock. The finders' agreement also provides for cash finders' fee of $125,000.

                                                                       EXHIBIT D
                                                                       ---------

                              DISCLOSURE SCHEDULE
                              -------------------

Exceptions to representations and warranties:

4.1. (a)         The Company is authorized to conduct business in Illinois.
However, the Company is delinquent in the filing of its annual report so it is not considered to be in good standing at this time. The Company has completed the annual report for the State of Illinois and is in the process of filing the report. The Company expects to be in good standing in the State of Illinois by December 11, 1996. The Company's authorization to conduct business will be suspended if the annual report is not filed by February 1, 1997.

     The Company has allowed its qualification to conduct business in Virginia to expire in June 1996 as it has not had an employee in Virginia since August, 1994. On December 1, 1996, the Company rehired a regional sales manager for the East Coast region that resides in Virginia. The Company has not yet determined whether the hiring of this employee will require the Company to be qualified to conduct business in the Commonwealth of Virginia and the Company is currently evaluating those requirements. The Company expects to determine whether qualification is required by December 15, 1996 and should it be determined that it is required, the Company will immediately begin the process for reinstatement.

4.5 (a)   The Company has contemplated and has conducted internal discussions regarding the securing of a working capital line-of-credit at some time in the future. The Company has not determined that it will seek such a line-of-credit and there can be no assurance that the Company would be successful in securing the financing on terms that would be acceptable to the Company should it decide to seek such financing.

4.5. (c)         The following outstanding warrants contain provisions for
decreasing the exercise price and increasing the number of shares of common stock issuable upon the exercise of such warrants in the event that the Company issues common stock below the current Market Price* or securities convertible into common stock for consideration per share of common stock initially deliverable upon conversion or exchange of such securities less than Market Price*:

*    See definition of Market Price in (1) and (2) below.


                                         NO. OF SHARES
                                           ISSUABLE       EXERCISE
                                             UPON           PRICE
               WARRANT                    EXERCISE OF        PER
             DESCRIPTION                   WARRANTS         SHARE

1992 Private Placement Warrants (1)            666,667      $0.75

1994 Private Placement Warrants (2)            213,904      $1.87
Debt Extension Warrants (2)                     27,500      $2.80
1995 Private Placement Warrants (2)          1,721,248      $2.80

(1) The Warrant Agreement defines the "Market Price" as the average of the closing prices for the 30 trading days immediately preceding the date that the price was set.

(2) The Warrant Agreements defines the "Market Price" as the average of the closing prices for the 10 trading days immediately preceding the date that the price was set.

The placement of Series D Preferred Stock may cause the exercise price of the warrants listed above to decrease and the number of shares issuable upon exercise of such warrants to increase if the average closing price of the Company's common stock for the applicable measurement period defined in the warrant agreements (see (1) and (2) above) is less than the market price of the common stock on the date the stock purchase agreement for the Series D Preferred Stock is executed.

To the extent any portion of the purchase price of the Preferred Stock to be sold to the Purchasers is deemed to constitute payment of the purchase price of the Warrants to be sold hereunder, notwithstanding the stated value of the Preferred Stock and the purchase price to be paid for the Warrants pursuant to the Purchase Agreement, the antidilution provisions of the outstanding warrants listed above may affect the exercise price and the number of shares issuable upon exercise of such outstanding warrants.

                                                                       EXHIBIT E
                                                                       ---------

                            LIENS AND INDEBTEDNESS

As of October 31, 1996, ChatCom, Inc. was a lessee under the following capital lease agreements:

                     Original   Balance @      Lease Term
                                            ------------------
Lessor               Balance     10/31/96   Beginning     End     Assets under lease
------------------------------------------------------------------------------------
Commworld             $52,998   $  21,296       Jul-93   Jul-98   Copy Machine
Tokai Financial       $21,588   $  18,762       May-96   Apr-99   Copy Machine
Mita                  $15,056   $   3,495       Jul-94   Jun-96   Copy Machine
Copleco               $16,636   $   2,970       Apr-93   May-98   Copy Machine
Eaton                 $25,217   $     417       Nov-91   Nov-96   Phone System
Xerox                 $ 2,533   $      91       Dec-93   Nov-96   Copy Machine

Total Capital Leases            $  47,031


                                                                       EXHIBIT F
                                                                       ---------

                                FORM OF OPINION
                              OF COMPANY COUNSEL
                              ------------------



                               December ___, 1996



                                                                         AST 5.1



To Each of the Purchasers Named in the
Purchase Agreement Referred to Below:

Gentlemen:

   We have acted as special counsel to ChatCom, Inc., a California corporation (the "Company"), in connection with the Purchase Agreement dated as of December 4, 1996 between the Company and each of you (the "Purchase Agreement"). This opinion is being rendered pursuant to Section 10.5 of the Purchase Agreement. Terms not otherwise defined herein are used as defined in the Purchase Agreement.

   In such capacity, we have examined, among other things, executed originals or copies satisfactory to us of the following "Purchase Documents":

        (i)  the Purchase Agreement;

       (ii) the certificates evidencing Preferred Stock issued to each of you (the "Preferred Stock"); and

      (iii)  the Warrants issued to each of you (the "Warrants").

   In connection with the foregoing, we have also examined originals or copies satisfactory to us of all such corporate records and other documents and have made such examinations of law as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures (other than signatures on behalf of the Company), the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as copies. As to any facts material to such opinions, we have, to the extent that such facts were not independently established by us, relied upon certificates of public officials or certificates or opinions of officers or other representatives of the Company and other Persons and the representations and covenants of each Purchaser in the Purchase Agreement.

   We are opining herein only as to the effect on the subject transaction of the federal laws of the United States and the internal laws of the State of California, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction, including without limitation any matters of municipal law or the laws of any other local agencies within any state. In rendering the opinions expressed herein, (i) we have assumed with your permission that all courts of competent jurisdiction would enforce such Purchase Documents as written but would apply the internal laws of the State of California without giving effect to any choice of law provisions contained therein or any choice of law principles which would result in application of the internal laws of any other state, and (ii) to the extent that any questions of legality or legal construction have arisen in connection with our review, we have applied the laws of the State of California in resolving such questions.

   Whenever a statement herein is qualified by "to the best of our knowledge" or a similar phrase, it is intended that those attorneys in this firm who have rendered legal services in connection with the Purchase Documents do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our representation of the Company.

   Based upon and subject to the foregoing, we are of the opinion that:

        The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and to execute, deliver and perform the Purchase Documents (including, without limitation, the issuance of the Preferred Stock, the Warrants and the Conversion Shares). Except for the States of Illinois and Virginia, as to which we render no opinion, the Company has duly qualified and is in good standing in each other jurisdiction where the failure to so qualify would have a material adverse effect on the business, financial condition or results of operations of the Company on a consolidated basis.

        The capital stock of the Company consists of (i) 25,000,000 authorized shares of Common Stock, of which 9,826,893 shares have been duly authorized and are validly issued and outstanding and fully paid and non-assessable, and (ii) 1,000,000 shares of Preferred Stock, none of which are outstanding other than the shares of Preferred Stock being issued to you. Except as disclosed in the Purchase Agreement including the exhibits thereto, to the best of our knowledge, there are no outstanding options, warrants, rights, convertible securities or other agreements under which the Company may become obligated to issue, sell or transfer shares of its capital stock or other securities, other than the conversion, redemption and exercise rights granted under the Purchase Agreement with respect to the Preferred Stock and the Warrants.

        The execution, delivery and performance by the Company of the Purchase Documents (including, without limitation, the issuance of the Preferred Stock, the Warrants and the Conversion Shares as contemplated by the Purchase Agreement) have been duly authorized by all required corporate and other actions. The Purchase Documents have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to (i) any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally,
(ii) the effect of the limitations imposed by California or federal law or equitable principles upon the availability of specific performance, injunctive relief or other equitable remedies, (iii) the effect of California law, which provides that a court may refuse to enforce or may limit the application of, a contract or any clause thereof which the court finds as a matter of law to have been unconscionable at the time it was made or contrary to public policy, (iv) the unenforceability of any forum selection clause by a federal court, and (v) the availability of other equitable remedies. The foregoing opinion does not cover any portion of the voting shift provisions of subparagraph 3(b) of the Certificate of Determination and Decrease pursuant to which the Preferred Stock is authorized, except upon an event of noncompliance described in subparagraph 3(b)(i) thereof. However, nothing has come to our attention in our review of California law that deals directly with voting shift provisions such as those contained in clauses (ii) through (ix) of subparagraph 3(b) of said Certificate of Determination and Decrease or that would cause us to conclude that the voting shift provisions would not be a binding obligation of the Company or would be unenforceable in accordance with their terms upon any event of noncompliance described in said clauses (ii) through (ix).

        To the best of our knowledge, there is no action, suit, proceeding, investigation or claim pending or threatened in law, equity or otherwise before any court, administrative agency or arbitrator which either (i) questions the validity of any of the Purchase Documents or any action taken or to be taken pursuant thereto, or (ii) might adversely affect the right, title or interest of the Purchasers to the Preferred Stock, the Warrants or the Conversion Shares or
(iii) might result in a material adverse change in the assets, properties, liabilities, business, results of operations or financial or other condition of the Company. To the best of our knowledge, there are no adverse orders, judgments, writs, injunctions, decrees or demands of any court or administrative body, domestic or foreign, or of any other governmental agency or instrumentality, domestic or foreign, outstanding against the Company.

        Neither the execution, delivery nor performance by the Company of any of the Purchase Documents or any of the transactions contemplated thereby (including, without limitation, the issuance of the Preferred Stock, the Warrants and the Conversion Shares as contemplated by the Purchase Agreement)
(i) violates or conflicts or will violate or conflict with, with or without the giving of notice or the passage of time or both, any provision of (A) the Articles of Incorporation or By-Laws, both as amended, of the Company or (B) any law, rule, regulation, or, to the best of our knowledge, any order, judgment, writ, injunction, decree, material agreement, material indenture or other material instrument applicable to the Company or any of its properties (or to which the Company is a party or by which it or its properties may be bound),
(ii) to the best of our knowledge, results or will result in the creation of any security interest or lien upon any of the Company's properties, assets or revenues, (iii) to the best of our knowledge, requires or will require the consent, waiver, approval, order or authorization of, or declaration, registration, qualification or filing with, any Person (whether or not a governmental authority and including, without limitation, any stockholder approval), or (iv) to the best of our knowledge, causes or will cause anti-dilution clauses of any outstanding securities to become operative, except as disclosed in the exhibits to the Purchase Agreement. To the best of our knowledge, no such provision does or will materially adversely affect the assets, properties, liabilities, business, results of operations or financial or other condition of the Company or the ability of the Company to perform the Purchase Documents or the transactions contemplated thereby.

        To the best our knowledge, all taxes, duties, imposts or other governmental charges, if any, payable in connection with the execution, delivery and performance by the Company of each of the Purchase Documents, and the continued validity of each of said instruments, have been duly paid.

        The Shares of Common Stock reserved for issuance in accordance with the Purchase Agreement have been validly authorized and reserved for such purpose, and upon issuance thereof upon conversion of the Preferred Stock or the exercise of Warrants, as the case may be, as provided in the Purchase Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any presently existing pre-emptive or, to the best of our knowledge, similar rights.

        The offer, sale, purchase, issue and delivery of the Preferred Stock, the Warrants and the Conversion Shares pursuant to the Purchase Agreement constitute exempted transactions under the Securities Act of 1933, as amended. The registration of the Preferred Stock, the Warrants and the Conversion Shares under such Act is not required in connection with any such offer, sale, purchase, issue or delivery of the Preferred Stock, the Warrants or the Conversion Shares.

        The Company is not a "public utility company" or a "holding company," or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

        The offer, sale, purchase, issue and delivery of the Preferred Stock and the Warrants pursuant to the Purchase Agreement does not violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

   This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or quoted to or relied upon by any other person, firm, corporation or entity for any purpose, without our prior written consent.

                            Very truly yours,